 Exhibit 10(D)

PENSION PLAN OF

HARLEYSVILLE GROUP INC.

AND ASSOCIATED EMPLOYERS

AMENDED & RESTATED AS OF

JANUARY 1, 2008

PENSION PLAN OF

HARLEYSVILLE GROUP INC.

AND ASSOCIATED EMPLOYERS

AMENDED & RESTATED AS OF JANUARY 1, 2008

TABLE OF CONTENTS

BACKGROUND

6

ARTICLE I     DEFINITIONS OF TERMS

9

1.1

Accrued Benefit

9

1.2

Actuarial Equivalent

9

1.3

Age

9

1.4

Associated Employers

9

1.5

Atlantic Plan

10

1.6

Benefit

10

1.7

Benefit Service

10

1.8

Berkshire Plan

10

1.9

Code

10

1.10

Compensation

10

1.11

Covered Compensation Level

13

1.12

Early Retirement Date

13

1.13

Employee

13

1.14

Employer

14

1.15

Employment Commencement Date

14

1.16

Enrolled Actuary

15

1.17

Entry Date

15

1.18

ERISA

15

1.19

Final Average Compensation

15

1.20

Full Service Break

16

1.21

Highly Compensated Employee

16

1.22

Hour of Service

16

1.23

Lake States Plan

18

1.24

Leased Employee

18

1.25

Minnesota Plan

19

1.26

Normal Retirement Age

19

1.27

Normal Retirement Date

19

1.28

One-Year Service Break

19

1.29

Participant

20

1.30

Plan

20

1.31

Plan Administrator

20

1.32

Plan Year

20

1.33

Principal Employer

21

1.34

Qualified Joint and Survivor Annuity

21

1.35

Qualified Military Service

21

1.36

Reemployment Commencement Date

21

1.37

Secretary

21

1.38

Separation From Service

21

1.39

Social Security Retirement Age

21

1.40

Spouse

22

1.41

Trustee or Trustees

22

1.42

Vesting Computation Period

22

1.43

Vesting Service

22

1.44

Worcester Plan

22

1.45

Year of Eligibility Service

22

ARTICLE II     PARTICIPATION AND SERVICE STANDARDS

24

2.1

Eligibility

24

2.2

Entry into Plan

24

2.3

Eligibility after a Break in Service

24

2.4

Service with Members of a Controlled Group

25

2.5

Vesting Service

25

2.6

Benefit Service

26

2.7

Service with Acquired Companies

29

ARTICLE III     BENEFITS UPON RETIREMENT

30

3.1

Normal Retirement Benefit

30

3.2

Alternative Transition Formula

31

3.3

Prior Plan Formula

32

3.4

Annuity Credits

34

3.5

Postponed Retirement

34

3.6

Early Retirement Benefit

35

3.7

Alternative Retirement Benefits for Employees of Acquired
Subsidiaries

37

3.8

Berkshire Plan

43

3.9

Disability Retirement Benefit

45

3.10

Reemployment after Retirement

46

3.11

One-time Pension Increase for Certain Retirees

47

3.12

Proof of Age

48

ARTICLE IV    VESTING OF BENEFITS

49

4.1

STANDARD VESTING REQUIREMENTS

49

4.2

ALTERNATIVE VESTING REQUIREMENTS

49

4.3

RESTORATION OF BENEFITS UPON RETURN TO SERVICE

50

ARTICLE V     DEATH BENEFITS

52

5.1

Application

52

5.2

Designated Beneficiary

52

5.3

Qualified Pre-Retirement Survivor Annuity

53

5.4

Qualified Joint and Survivor Annuity

54

5.5

Benefits after Death of Contingent Annuitant(s)

54

5.6

Death Benefit Available to Former Participants

54

5.7

Lump Sum Incidental Death Benefit

55

ARTICLE VI    PAYMENT OF BENEFITS

56

6.1

Normal Form of Benefit

56

6.2

Optional Form of Benefit

56

6.3

Qualified Election

57

6.4

Timing of Distributions and Minimum Distributions Amounts

59

6.5

Period of Distribution

60

6.6

Inaccurate Qualified Annuitant Designation

61

6.7

Explanation of Benefits

61

6.8

Termination of Benefits

62

6.9

Involuntary Distribution of Benefits

63

6.10

Minimum Distributions Requirements for Calendar Years
Beginning January 1, 2003

66

6.11

Retroactive Annuity Starting Date

71

ARTICLE VII LIMITATION OF BENEFITS AND CONTRIBUTIONS

73

7.1

Limitation on Benefits

73

7.2

Defined Contribution Plan Limitation

76

7.3

Definitions for Purposes of Sections 7.1 and 7.2

76

7.4

Aggregation Rules

80

7.5

Transition Rule

81

ARTICLE VIII  FUNDING OF BENEFITS

82

8.1

Employer Contributions

82

8.2

Amount and Timing of Employer Contributions

82

8.3

Refund of Employer Contributions

83

8.4

Participant Contributions

83

ARTICLE IX    ADMINISTRATION

84

9.1

Plan Administrator

84

9.2

Actions of Plan Administrator

85

9.3

Administrators

85

9.4

Expenses of Plan Administrator

85

9.5

Administrators' Status

85

9.6

Duties of Plan Administrator

85

9.7

Trustees' Duties and Investment Authority

87

9.8

Principal Employer's Responsibilities

87

9.9

Limitation of Responsibilities

88

9.10

Allocation of Responsibilities

88

9.11

No Joint Responsibilities

89

9.12

Indemnification

89

9.13

Multiple Fiduciary Capacities

89

9.14

Professional Assistance

89

9.15

Service of Process

90

9.16

Benefit Application Procedure

90

9.17

Review Procedure

90

ARTICLE X    AMENDMENT

92

10.1

Right to Amend

92

10.2

Effect of Amendments on Vesting

93

ARTICLE XI    TERMINATION OR MERGER

95

11.1

Principal Employer's Right to Terminate

95

11.2

Effect of Termination

95

11.3

Allocation of Assets on Termination

96

11.4

IRS Approval of Distribution

96

11.5

Plan Merger

96

ARTICLE XII   TOP-HEAVY PLAN PROVISIONS

97

12.1

Top-Heavy Rules to Control

97

12.2

Definitions

97

12.3

Minimum Accrued Benefit

102

12.4

Adjustments to Vesting Schedule

103

ARTICLE XIII  MISCELLANEOUS

105

13.1

Notices and Certifications

105

13.2

No Employment Contract

105

13.3

Exclusive Purpose

105

13.4

Expenses

105

13.5

Small Amounts

106

13.6

Non-Duplication of Benefits

106

13.7

Adjustment of Benefits

106

13.8

Restrictions Upon Assignment and Creditors' Claims

106

13.9

Domestic Relations Orders

107

13.10

Governing Law

110

13.11

Binding Effect

110

13.12

Counterparts

110

13.13

Interpretation

110

13.14

Titles

110

PENSION PLAN OF

HARLEYSVILLE GROUP INC. AND ASSOCIATED EMPLOYERS

AMENDED & RESTATED AS OF JANUARY 1, 2008

BACKGROUND

On January 1, 1953, Harleysville Mutual Insurance Company ("Mutual") initially adopted a pension plan for the exclusive benefit of its employees.  The name of the pension plan currently is the “Pension Plan of Harleysville Group Inc. and Associated Employers” (“Plan”).  The intent of the Plan was to provide eligible employees a measure of economic security at retirement in the form of a lifetime monthly income.  This Plan was embodied in Group Annuity Contract No. GA-367 issued by the Prudential Insurance Company of America.  The Plan was amended from time to time and on January 1, 1976 the Plan was entirely restated in order to comply with the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and to appoint Harleysville Life Insurance Company as funding agent for the Plan.  The Plan has been further amended from time to time to maintain its compliance with the Internal Revenue Code of 1986, as amended ("Code"), and to reflect the acquisition of additional companies and lines of business and the merger of their pension plans into this Plan or transfer of plan assets with the then existing benefits  under such plans.

Effective as of January 1, 1993, in connection with corporate restructuring, the Board of Directors of Mutual determined that it would be proper to transfer sponsorship of this Plan to Harleysville Group Inc., a Delaware Corporation ("Employer"), and the Board of Directors of Employer determined that it would be proper to accept sponsorship of the Plan.  The

Board of Directors of Employer additionally determined that other changes should be made to the Plan including the formal adoption of changes required by the Tax Reform Act of 1986.  On August 24, 1993, the Board of Directors of Employer further voted to establish a trust as the funding vehicle in place of the Group Annuity Separate Account with Harleysville Life Insurance Company, effective January 1, 1994.

The Plan was further amended and restated to allow the Plan to continue in full force and effect in accordance with all requirements of applicable law including Code §§ 401(a) and 501(a).  The amended and restated Plan was generally effective as of January 1, 2001, except to the extent otherwise required by law or stated herein.  The rights and benefits, if any, of any former employees continued to be determined in accordance with the prior provisions of the Plan in effect on the date that their employment terminated.

Effective as of December 31, 2003, the Berkshire Mutual Pension Plan (the “Berkshire Plan”) was merged into this Plan.  As of the merger date, there were no active participants in the Berkshire Plan.  Any participant of the Berkshire Plan whose benefits payable from the Berkshire Plan commenced to be paid or were paid to him or her prior to December 31, 2003, shall be governed by the terms and conditions of the Berkshire Plan then in effect.  The provisions applicable to the Berkshire Plan that are preserved with respect to those participants of the Berkshire Plan whose benefits had not yet commenced or been paid out as of the merger date are set forth herein.  The assets attributable to the benefits of terminated or retired former Berkshire Plan participants were transferred to this Plan.

The Plan was later amended and restated, effective March 31, 2006, to freeze Accrued Benefits under the Plan.  There are no new Participants to the Plan after March 31, 2006 and Participants' Accrued Benefit is no greater than the Accrued Benefit as of March 31, 2006.  The Employer may never reduce the Benefits earned as of March 31, 2006.  Participants continue to earn Vesting Service after March 31, 2006.

The Company’s Board of Directors now wishes to amend and restate the Plan that was effective as of January 1, 2006 to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA").  This restated Plan shall be effective January 1, 2008, except where the provisions of the law have required compliance as of a prior date, or the Plan provides for a different effective date, and in such cases, the provisions relating thereto are applicable as of that date.

Nevertheless, the rights and benefits, if any, of a former employee shall be determined in accordance with the provisions of the Plan in effect on the date that his or her employment terminated.

ARTICLE I

DEFINITIONS

As used in the Plan, the following terms shall have the meanings set forth below.  If the Plan should become a Top-Heavy Plan, as defined in Section 12.2, these definitions shall be supplemented by those set forth in Section 12.1.

1.1

"Accrued Benefit" shall mean the highest benefit to which a Participant is entitled under Article III.

1.2

"Actuarial Equivalent" shall mean the Benefit having, as of the date of reference, the same present, commuted or lump sum value as the form of Benefit to which comparison is made. Such Benefit shall be computed by using the conversion factors set forth in Table I, attached hereto and made a part hereof. For any determination, which is not covered by the conversion factors set forth in Table I, the 1971 Group Annuity Mortality Table (male) with an age set-back of three (3) years for both sexes and an assumed interest of eight percent (8%) shall be used to ascertain the actuarial equivalent value.  Notwithstanding the foregoing, with respect to that portion of a Participant’s Benefit derived from the Berkshire Plan, actuarial equivalence shall be determined in accordance with the actuarial assumptions that applied to the Berkshire Plan.  Such assumptions are set forth in the attached Table II.

1.3

"Age" shall mean an individual's age at his nearest birthday, except where otherwise specifically provided.

1.4

"Associated Employers" shall mean Harleysville Life Insurance Company, Harleysville Mutual Insurance Company, Harleysville Worcester Insurance Company, Harleysville Insurance Company of New Jersey, Harleysville-Garden State Insurance Company, Harleysville Pennland Insurance Company, Harleysville Preferred Insurance Company, Mid-America Insurance Company, Harleysville Insurance Company of New York, Harleysville-Atlantic Insurance Company, Harleysville Insurance Company, Harleysville Insurance Company of Ohio, Mainland Insurance Company, or any other company that is related to or affiliated with the Principal Employer and which, with the consent of the Principal Employer, has adopted this Plan as the retirement plan for its Employees if such are deemed to have Employees.

1.5

"Atlantic Plan" shall mean the Pension Plan of Atlantic Mutual Fire Insurance Company or Atlantic Insurance Company of Savannah as in effect on December 31, 1987 and any of its predecessor plans.

1.6

"Benefit" shall mean the periodic retirement income provided to Participants or their Contingent Annuitants or Designated Beneficiaries.  No Benefit shall be payable from the Plan except in accordance with the applicable provisions of Articles IV, VI and VII.

1.7

"Benefit Service" shall mean that portion of an Employee's length of service as provided in Section 2.6.

1.8

"Berkshire Plan" shall mean the Pension Plan of Berkshire Mutual Insurance Company, Amended & Restated as of January 1, 2001, as in effect immediately prior to the merger of such plan with this Plan.

1.9

"Code" shall mean the Internal Revenue Code of 1986, as amended.

1.10

"Compensation" shall mean:

(A)

For the purpose of determining the Benefit under Article III for any Plan Year, the regular base salary or wages paid to an Employee by the Employer on a bi-weekly basis for that part of any calendar year in which an Employee is a Participant and shall exclude all other payment, including but not limited to, bonuses, company matching contributions, company profit sharing contributions, overtime pay, commissions, severance pay and fringe benefits, but shall include the amount, which is not currently includible in the Participant's gross income by reason of the application of Code §§ 125, 402(e)(3), 402(h) or 403(b), and effective January 1, 2001, Code § 132(f)(4), and shall include Compensation under incentive programs that: (1) are based on primarily individual efforts of the Employee, and (2) change the rate of Compensation quarterly, and is paid as part of bi-weekly Compensation. However, if this definition results in discrimination in favor of Highly Compensated Employees, then Compensation shall mean all the Compensation currently includible in gross income for income tax purposes, plus, effective for Plan Years beginning after December 31, 1997, any amount contributed by the Employer pursuant to a salary reduction agreement or other arrangement and which is not includible in the gross income of the Participant under Code 125, 402(e)(3), 402(h) or 403(b), and effective January 1, 2001, Code § 132(f)(4); provided, further, that for Plan Years before January 1, 1972, "Compensation" of Participants shall mean such Participant's total earnings, exclusive of commissions, received from the Employer.

(B)

For all other purposes of the Plan, except as specifically provided otherwise, Compensation shall mean wages within the meaning of Code § 3401(a) and all other payments of Compensation to an Employee by the Employer (in the course of the Employer’s trade or business) for which the Employer is required to furnish the Employee a written statement under Code §§ 6041(d), 6051(a)(3), and 6052, determined without regard to any rules under Code § 3401(a) that limit remuneration included in wages based on the nature or location of the employment or the services performed, plus any amount contributed by the Employer pursuant to a salary reduction agreement or similar arrangement, which is not includible in the gross income of the Employee under Code §§ 125, 402(e)(3), 402(h), or 403(b), and effective January 1, 2001, Code §  132(f)(4).

(C)

The annual Compensation of each Participant taken into account in determining a Participant’s Accrued Benefit in any Plan Year beginning after December 31, 2001, shall not exceed $200,000.  Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the “Determination Period”).  For purposes of determining a Participant’s Accrued Benefit in a Plan Year beginning after December 31, 2001, Compensation for any prior Determination Period shall be limited to $200,000.  The $200,000 limit on annual Compensation described above shall be adjusted for cost-of-living increases in accordance with  Code § 401(a)(17)(B).  The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the Determination Period that begins with or within such calendar year.

(D)

Effective December 12, 1994, for purposes of this definition, a Participant's Compensation will include the Compensation that the Participant would have received during a period of Qualified Military Service (or if the amount of Compensation is not reasonably certain, the Participant's average earnings from the Employer for the twelve month period immediately preceding the Participant's period of Qualified Military Service); provided, however, that the Participant returns to work within the period during which his right to reemployment is protected by law.

(E)

For a Participant in the Atlantic Plan prior to January 1, 1988, Compensation shall also include the total remuneration paid to such Participant during each calendar year for personal services rendered during the calendar year, as reported on the Employee's federal income tax withholding statement or statements (Form W-2 or its subsequent equivalent), excluding non-cash items, reimbursement of expenses, directors' fees, and discretionary non-formula bonuses.

(F)

For purposes of this Section 1.10, effective for Plan Years and Limitation Years beginning on or after January 1, 1998, amounts not includible in gross income under Code § 125 shall be deemed to include any amounts not available to a Participant in cash in lieu of group health coverage because of the Participant is unable to certify that he has other health coverage.  An amount will be treated as an amount not includible in gross income under Code § 125 only if the Employer does not request or collect information regarding the Participant’s other health coverage as part of the enrollment process for the health plan.

1.11

"Covered Compensation Level" shall mean the average of the contribution and benefit bases in effect under Section 230 of the Social Security Act for each year in the thirty-five (35) year period ending with the year in which the Employee attains the Social Security Retirement Age, provided that for employees who attain the Social Security Retirement Age after December 31, 2006, for each year between 2006 and the year in which the employee attains the Social Security Retirement Age, the contribution and benefit limit in effect under Section 230 of the Social Security Act for 2006 will be used to determine the 35 year average.

1.12

"Early Retirement Date" shall mean the first day of the month immediately following a Participant's 55th birthday, provided the Participant shall have completed at least five (5) years of Vesting Service.  Notwithstanding the foregoing, the Early Retirement Date with respect to a Participant with respect to that portion of his Benefit derived from the Berkshire Plan shall mean the first day of the month following the Participant’s attainment of age 55, provided the Participant shall have completed at least ten (10) years of Vesting Service.

1.13

"Employee" shall mean any individual employed by the Employer on or before December 31, 2005, excluding: (A) any independent contractors, (B) those individuals who belong to a collective bargaining unit, the representatives of which have bargained with the Employer in good faith regarding retirement Benefits, and (C) those individuals hired on a temporary or part-time basis unless they have completed 1,000 or more Hours of Service by the end of their first twelve (12)

months of employment with the Employer or by the end of any subsequent Plan Year, commencing with the Plan Year immediately following the individual's Employment Commencement Date. In the event that such an individual completes 1,000 or more Hours of Service within the requisite 12-month computation period, the individual shall be deemed to have been an Employee as of the first day of such computation period. The term Employee shall not include an independent contractor or any other person who is not treated by the Employer as an employee for purposes of withholding federal employment taxes.  If a person described in the preceding sentence is subsequently reclassified as, or determined to be an employee by the Internal Revenue Service, any other governmental agency or a court or if an Employer is required to reclassify such an individual as an employee as a result of such reclassification or determination (including any reclassification by an Employer in settlement of any claim or action relating to such individual's employment status) such individual will not become eligible to become a Participant in the Plan by reason of such reclassification or determination. For purposes of Sections 1.22, 1.42, 1.43, 1.45, “Employee” shall also include any other common law employee of the Employer.

1.14

"Employer" shall mean the Principal Employer and the Associated Employers; all references to the singular include each such Employer individually. For the purposes of this Plan, the Principal Employer shall be the representative of the Associated Employers and any action taken by the Principal Employer with respect to the Plan shall be binding on the Associated Employers.

1.15

"Employment Commencement Date" shall mean the date on which an Employee first performs an Hour of Service. If the Employee terminates his employment and is reemployed before incurring a One-Year Service Break, the date on which he first performed an Hour of Service prior to his termination of employment shall remain his Employment Commencement Date.

1.16

"Enrolled Actuary" shall mean either an actuary who is enrolled with the Joint Board for the Enrollment of Actuaries or a firm of actuaries who employs at least one such person and who, in either case, has been appointed by the Plan Administrator to make actuarial computations and to determine actuarial liabilities from time to time at its direction.

1.17

"Entry Date" shall mean for any Employee the January 1st or July 1st immediately following one Year of Eligibility Service with the Employer.

1.18

"ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

1.19

"Final Average Compensation" shall mean for purposes of Article III for Participants who retire prior to April 1, 2006, the average Compensation determined under Section 1.10 for the five (5) highest consecutive Plan Years within the period of ten (10) years immediately preceding a Participant’s Normal Retirement Date or date of actual retirement, at the election of the Participant or the average Compensation for the period of sixty (60) consecutive months immediately preceding such event, whichever average is greater.  For purposes of Article III, for Participants who retire on or after April 1, 2006, “Final Average Compensation” shall mean the average Compensation determined under Section 1.10 for the five (5) highest consecutive Plan Years within the period of ten (10) years immediately preceding April 1, 2006, or the average Compensation for the period of sixty (60) consecutive months immediately preceding April 1, 2006, whichever average is greater.  If a Participant has been employed for less than sixty (60) months on the date of reference, the actual number of months in the Participant’s period of employment shall be substituted for the sixty (60) month period used in the preceding sentences.  For purposes of this definition, Plan Years shall be deemed to be consecutive as long as they are not interrupted by a One-Year Service Break.

1.20

"Full Service Break" shall occur when an Employee, who has no vested right to an Accrued Benefit, has not been reemployed by the Employer for the number of consecutive One-Year Service Breaks, which equals or exceeds the greater of five (5) or the aggregate number of the Participant’s years of Vesting Service, whether or not consecutive, completed before the initial One-Year Service Break.  A Participant who separates from service and is reemployed prior to incurring a Full Service Break shall continue to vest, starting at the point in the vesting schedule where he left employment, in both his pre-separation and post-separation accruals.

1.21

"Highly Compensated Employee" shall mean for Plan Years beginning after December 1, 1996, any Employee who performed services for the Employer during a Plan Year and who either:

(A)

Is a five percent (5%) owner (as defined in Code § 416(i)(1)) at any time during the Plan Year for which Highly Compensated Employees are being identified or the preceding Plan Year; or

(B)

With respect to the Plan Year preceding the Plan Year for which Highly Compensated Employees are being identified, had Compensation in excess of $80,000 (as adjusted pursuant to Code § 414(q)(1)), as in effect for such Plan Year.

1.22

"Hour of Service" shall mean:

(A)

Each hour for which an Employee is directly or indirectly paid, or entitled to be paid by the Employer and each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer and effective December 12, 1994, each hour during any period of Qualified Military Service that would have constituted part of the Employee's customary work week if he had remained actively employed in the position he held immediately prior to the beginning of the period of Qualified Military Service.  These hours shall be credited to an Employee for the computation period during which his employment duties were performed, but in the event a payment is made or due for a reason other than the performance of duties, hours shall be credited for the computation period during which the absence from work occurred. However, no Employee shall be credited with duplicate Hours of Service as a result of a back pay award or agreement. Hours of Service shall also include each hour (credited on the basis of the Employee's customary workday) during which an Employee is on an uncompensated leave of absence, authorized by the Employer, provided that such Employee shall be credited with no more than 501 Hours of Service for the period during which the uncompensated leave of absence is in effect.

(B)

For purposes of determining the number of Hours of Service completed in any applicable computation period, the Employer:

(1)

May maintain accurate records of actual hours completed for all Employees.  The number of Hours of Service to be credited to an Employee for periods during which no employment duties are performed shall be determined in accordance with DOL Reg. §§ 2530.200b-2(b) and (c), which are incorporated herein by reference; or

(2)

May use the equivalency method described in this Section 1.22(B).  Under the equivalency method, an Employee shall be credited with ten (10) Hours of Service for each day in which such Employee would otherwise be credited with at least one (1) Hour of Service. The Plan Administrator may apply the equivalency method of determining Hours of Service to one or more periods of time (including periods of time prior to January 1, 1976) or to one or more classifications of Employee; provided, however that each such application shall be reasonable, shall be consistently applied and shall not be used in a manner to preclude an Employee from obtaining a Benefit under this Plan.  Where the Plan Administrator elects to use the equivalency method, the Plan Administrator shall prepare a written document, which describes the application of such equivalency method.  Such document shall be maintained with the records of the Plan.

1.23

"Lake States Plan" shall mean the Pension Plan of Lake States Insurance Company as in effect on December 31, 1994 and during any of its predecessor years.

1.24

"Leased Employee" shall mean:

(A)

Effective January 1, 1997, Leased Employee shall mean any person (other than an Employee of the Employer) who, pursuant to an agreement between the recipient and any other person ("Leasing Organization"), has performed services for the Employer (or for the Employer and related persons determined in accordance with Code § 414(n)(6)) on a substantially full-time basis for a period of at least one year, and such services are performed under the primary direction and control of the Employer.  Contributions or benefits provided a Leased Employee by the Leasing Organization, which are attributable to services performed for the recipient Employer shall be treated as provided by the Employer.

(B)

A Leased Employee shall not be considered an Employee of the Employer if:

(1)

such Employee is covered by a money purchase pension plan providing:

(a)

a nonintegrated Employer contribution rate of at least 10 percent of Compensation, as defined in Code § 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement or similar arrangement, which are excludable from the Employee's gross income under Code §§ 125, 402(a)(8), 402(h) or 403(b),

(b)

immediate participation, and

(c)

full and immediate vesting; and

(2)

Leased Employees do not constitute more than 20 percent of the recipient's non-highly compensated work force.

1.25

"Minnesota Plan" shall mean the pension plan of Minnesota Fire & Casualty Company as in effect on December 31, 1998 and during any of its predecessor years.

1.26

"Normal Retirement Age" shall mean a Participant's 65th birthday or in the case of a Participant who performs one Hour of Service after December 31, 1987, and who commences employment within five (5) years prior to his 65th birthday, his age on the fifth anniversary of his first becoming a Participant.

1.27

"Normal Retirement Date" shall mean the first day of the month coinciding with or next following the attainment of a Participant's Normal Retirement Age.

1.28

"One-Year Service Break" shall mean:

(A)

A Plan Year (for purposes of participation) or a Vesting Computation Period (for purposes of vesting) during which an Employee has not completed more than 500 Hours of Service.  A One-Year Service Break shall not be deemed to have occurred during any period in which an Employee takes a leave of absence granted by the

Employer for sickness or disability under rules uniformly applicable to each Employee who is similarly situated; provided that the Employee resumes his employment duties with the Employer and that the period of such leave is not greater than the approved or authorized period.

(B)

Solely for purposes of determining whether a One-Year Service Break for participation and vesting purposes has occurred in a computation period, an Employee who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service, which otherwise would have been credited to such Employee but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence.

(C)

For purposes of this Section 1.28, an absence from work for maternity or paternity reasons means an absence:

(1)

by reason of the pregnancy of the Employee;

(2)

by reason of a birth of a child of the Employee;

(3)

by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee; or

(4)

for purposes of caring for such child for a period beginning immediately following such birth or placement.

(D)

The Hours of Service credited under this Section 1.28 shall be credited in the computation period in which the absence begins if the crediting is necessary to prevent a One-Year Service Break in that period or, in all other cases, in the next following computation period. Notwithstanding the foregoing, a break in service, for the purpose of measuring Vesting Service and Benefit Service, shall be measured on the same computation period.

1.29

"Participant" shall mean any Employee who satisfies the requirements in Article II for eligibility in the Plan as long as he continues to satisfy such requirements. Where the context so permits or requires, the term shall also include a person who was a Participant prior to the termination of his employment.

1.30

"Plan" shall mean this amended and restated pension plan, as it may hereafter be amended or supplemented. This Plan shall be known as the "Pension Plan of Harleysville Group Inc. and Associated Employers."

1.31

"Plan Administrator" shall mean the Principal Employer, or such other person or persons as set forth in Section 9.1 hereof.

1.32

"Plan Year" shall mean a period of twelve (12) consecutive months commencing on each January 1st. The "Accrual Computation Period" and the "Limitation Year" shall be a Plan Year.

1.33

"Principal Employer" shall mean Harleysville Group Inc.

1.34

"Qualified Joint and Survivor Annuity" shall mean an annuity for the life of a Participant with a survivor annuity for the life of the Participant's Spouse. The survivor annuity shall provide a monthly pension equal to fifty percent (50%) of the amount of the monthly pension in effect during the joint lives of the Participant and the Participant's Spouse, but at the election of the Participant may be either seventy-five percent (75%) or one hundred percent (100%) of the amount in effect during the joint lives of the Participant and Participant's Spouse.  With respect to that portion of a Participant’s Benefit that is derived from the Berkshire Plan, only the fifty percent (50%) and one hundred percent (100%) options described above shall apply.

1.35

"Qualified Military Service" means any service in the uniformed services (as defined in Chapter 43 of Title 38, United States Code) where the Participant's right to reemployment is protected by law.

1.36

"Reemployment Commencement Date" shall mean the first date on which an Employee completes an Hour of Service following the last Plan Year in which a One-Year Service Break occurred and which is part of a Full Service Break.

1.37

"Secretary" shall mean Secretary of the Treasury.

1.38

"Separation From Service" or "Separates From Service" shall mean a severance of the employer-employee relationship, which occurs before a Participant's Early or Normal Retirement Date, whichever is applicable, other than a severance on account of death, or Total Disability, as defined in Section 3.9(C). If an Employee transfers or had transferred employment between any of the Employers without incurring a One-Year Service Break, a Separation From Service shall not be deemed to have occurred.

1.39

"Social Security Retirement Age" shall mean the age used as the retirement age for the Participant under Section 216(1) (42 U.S.C. §416(1)) of the Social Security Act, except that such Section shall be applied without regard to the age increase factor, and as if the early retirement age under Section 216(1)(2) of such Act were 62.

1.40

"Spouse" shall mean the person to whom the Participant is legally married on the earlier of the date of the Participant's death or the date on which any Benefit payments from the Plan are to commence being paid to the Participant. A former Spouse shall also be treated as a Spouse or a surviving Spouse to the extent provided under a Qualified Domestic Relations Order as described in Code § 414(p).

1.41

"Trustee or Trustees" shall mean a Trustee or the Trustees of the Harleysville Group Inc. Pension Plan Trust Fund dated December 31, 1993 between Harleysville Group Inc. and the Trustees, and their successors, under that document.

1.42

"Vesting Computation Period" shall mean the period of twelve (12) consecutive months commencing on an Employee's Employment Commencement Date or Reemployment Commencement Date, whichever is applicable, and the period of twelve (12) consecutive months commencing on each anniversary of such date.

1.43

"Vesting Service" shall mean that portion of an Employee's length of service that is used in determining a Participant's vesting percentage as provided in Section 2.5.

1.44

"Worcester Plan" shall mean The America Group Pension Plan as in effect on December 31, 1983 as such plan applied to the employees of Worcester Mutual Insurance Company and all predecessor plans wherever applicable in the context of this Plan.

1.45

"Year of Eligibility Service" shall mean an Eligibility Computation Period during which an Employee is credited with 1,000 or more Hours of Service.  For this purpose, the “Eligibility Computation Period” shall be an initial period of twelve (12) consecutive months, commencing on an Employee's Employment Commencement Date. Subsequent to the initial twelve (12) month period, the Eligibility Computation Period shall be the Plan Year, beginning with the Plan Year in which the first anniversary of the Employee's Employment Commencement Date occurs. For any Eligibility Computation Period beginning after a One-Year Service Break, the appropriate date of reference for purposes of determining the initial twelve (12) month period shall be the Employee's Reemployment Commencement Date.

ARTICLE II

PARTICIPATION AND SERVICE STANDARDS

2.1

Eligibility.  An Employee hired before April 1, 2005 is eligible to enter the Plan upon the completion of one Year of Eligibility Service or attainment of age 21, whichever occurs later. An Employee hired between January 1, 2005 and December 31, 2005, having attained the age of 21, is eligible to enter the Plan on March 31, 2006.  Any Employee hired after December 31, 2005 is not eligible to enter the Plan.

2.2

Entry into Plan.  Subject to Section 2.7, an individual who becomes an Employee as defined in Section 1.13 shall become a Participant on the first Entry Date following the date on which the eligibility requirements of Section 2.1 are satisfied, provided that any individual who became an Employee between January 1, 2005 and December 31, 2005, shall become a Participant on March 31, 2006.    No individual shall become a Participant after March 31, 2006.

2.3

Eligibility after a Break in Service.

(A)

After a One-Year Service Break, which is not part of a Full Service Break, an Employee who previously had satisfied the requirements of Section 2.1, shall resume participation in the Plan as of the first date on which the Employee completes an Hour of Service after his reemployment.

(B)

After a Full Service Break, an Employee shall become eligible to be a Participant after satisfying the eligibility requirements of Section 2.1 and then entering the Plan in accordance with Section 2.2. Such an Employee's subsequent Benefit shall not duplicate Benefits attributable to the original period of participation in this Plan.

(C)

However, notwithstanding Sections 2.3(A) and (B), in no event will an Employee resume participation in the Plan after March 31, 2006

2.4

Service with Members of a Controlled Group.  For all purposes of this Plan, other than with respect to the determination of years of Benefit Service, service with the Employer shall include service with any corporation or unincorporated business on or after the date that such corporation is a member with the Employer of a "controlled group of corporations," as defined in Code § 414(b), that such unincorporated business is a member with the Employer of "any trades or businesses under common control," as defined in Code § 414(c), or that such corporation or unincorporated business is a member with the Employer of an "affiliated service group," as defined in Code § 414(m).

2.5

Vesting Service.

(A)

A year of Vesting Service shall be credited for each Vesting Computation Period during which a Participant completes 1,000 or more Hours of Service (including Hours of Service completed before the Participant became a Participant or an Employee).  Vesting Service for Employees shall also include each year that was credited for vesting purposes under the terms of any Plan, which has transferred assets to or merged with this Plan; provided that each Employee whose Vesting Service was previously determined under the terms of the Worcester Plan shall be credited with a year of Vesting Service for the calendar year commencing January 1, 1985, and for the first Vesting Computation Period commencing after such date as long as the Employee completes 1,000 or more Hours of Service in each of those periods.

(B)

For purposes of determining a Participant’s total number of years of Vesting Service at any date of reference, all years of Vesting Service, exclusive of Vesting Service earned prior to a Full Service Break, shall be aggregated; provided that years of Vesting Service earned before a One-Year Service Break that is not part of a Full Service Break shall not be counted until the Participant has completed one year of Vesting Service after such One-Year Service Break.

(C)

For purposes of determining years of Vesting Service credited with respect to that portion of a Participant’s Benefit that is derived from the Berkshire Plan, “One-Year Service Break” and “Full Service Break” shall have the meanings set forth in Sections 2.6(F)(4) and (5) of this Plan, respectively.

2.6

Benefit Service.

(A)

An Employee shall be credited with one (1) year of Benefit Service for each Plan Year prior to March 31, 2006 during which the Employee completes 1,000 or more Hours of Service.

(B)

For Plan Years prior to 2006, one twelfth of a year of Benefit Service shall be credited for each month during the initial or final Plan Year of an Employee’s employment or reemployment as long as the Employee completes at least 83 1/3 Hours of Service in such month, and provided the Employee has completed less than 1,000 Hours of Service during the Plan Year.  One twelfth of a year of Benefit Service shall be credited for each month in the first quarter of 2006 as long as the Employee completes at least 83 1/3 Hours of service in such given month.

(C)

Benefit Service shall also include each year that was credited for purposes of Benefit accrual under the terms of any pension plan, which has transferred assets to or merged with this Plan; provided that Participants on January 1, 1984, who previously had been covered under the Worcester Plan shall be credited with a year of Benefit Service for each calendar year preceding the date on which they became participants in the Worcester Plan and during which they completed at least 1,000 Hours of Service. A Participant shall not receive double credit for any one period of service by reason of the application of this provision. Moreover, this provision is not intended to change the service previously credited to an Employee as of December 31, 1983 for purposes of Benefit accrual under the terms of the Worcester Plan.

(D)

For purposes of determining the total period of Benefit Service at any date of reference for a Participant that is not vested in his benefit in accordance with Section 4.1, all Benefit Service completed subsequent to the Participant's last Full Service Break shall be aggregated and any other prior Benefit Service shall be disregarded; provided that years of Benefit Service before a One Year Service Break, which is not part of a Full Service Break shall not be counted until the Participant has completed a full year of Benefit Service after such One-Year Service Break.

(E)

Benefit Service for Participants who were employed by Boyertown Mutual Insurance Company when its assets and liabilities were assumed by Harleysville Mutual Insurance Company and commenced employment with the Employer on October 6, 1997 shall accrue from October 6, 1997.

(F)

Benefit Service for any Participant with respect to that portion of his Benefit derived from the Berkshire Plan includes the service described below.

(1)

All periods of employment with Berkshire Mutual Insurance Company and with Mutual Insurance Company of Burlington before January 1, 1981, except as provided in Section 2.6(F)(3) below, and except for purposes of determining benefits under the benefit formula applicable to the Berkshire Plan, all additional periods of employment with Berkshire Mutual Insurance Company and any affiliated employers who adopted the Berkshire Plan, measured in full and fractional years to a maximum of 35 years.    A period of employment begins as of the date the Participant first completed an hour of employment for Berkshire Mutual Insurance Company, any affiliated company that adopted the Plan or with the Mutual Insurance Company of Burlington before January 1, 1981 (collectively, the “Employer” for purposes of this Section 2.6(F)) and ends on the earlier of the date the Participant resigns, is discharged, retires or dies or, if the Participant is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer.  If a Participant is absent for any reason and returns to the employment before incurring a One-Year Service Break, he shall receive credit for his period of absence up to a maximum of 12 months.  Service subsequent to a One-Year Service Break will be credited as a separate period of employment.

(2)

Benefit Service shall also include each year that was credited for purposes of Benefit accrual under the terms of any pension plan which transferred assets to or merged with the Berkshire Plan, including the Mutual Insurance Company of Burlington Plan; provided that service under the Mutual Insurance Company of Burlington Plan prior to January 1, 1975, is not counted as Benefit Service.

(3)

For purposes of determining the total period of Benefit Service at any date of reference for a Participant who is not vested in his Benefit determined by the benefit formula applicable to the Berkshire Plan, all Benefit Service completed subsequent to the Participant’s last Full Service Break shall be aggregated and any other prior Benefit Service shall be disregarded; provided that years of Benefit Service before a One-Year Service Break, which is not part of a Full Service Break shall not be counted until the Participant has completed a full year of Benefit Service after such One-Year Service Break.

(4)

One-Year Service Break means a period of 12 consecutive months during which an Employee fails to accrue an Hour of Service with the Employer.  Such period begins on the earlier of the date the Participant resigns, is discharged, retires, or dies or, if the Participant is absent for any other reason, on the first anniversary of the first day of such absence (with or without pay) from the Employer.  If, commencing on or after January 1, 1985, a Participant is absent by reason of (a) the pregnancy of the Participant, (b) the birth of a child of the Participant, (c) the placement of a child with the Participant in connection with an adoption of such child by such Participant, or (d) caring for such child immediately following such birth or placement, such Participant will not be treated as having retired, resigned or been discharged, and the period between the first and second anniversary of the first day of such absence shall not be considered a One-Year Service Break.

(5)

Effective on and after December 31, 2003, “Employer” shall have the same meaning as defined in Article I of this Plan, so that if a terminated Participant of the Berkshire Plan is reemployed by the Employer as defined in Article I, a One-Year Service Break shall be determined with respect to such Employer.

(6)

Effective on and after December 31, 2003, “Employer” shall have the same meaning as defined in Article I of this Plan, so that if a terminated Participant of the Berkshire Plan is reemployed by the Employer as defined in Article I, a Full Service Break shall be determined with respect to such Employer.

(G)

No Employee shall be credited with any Benefit Service after March 31, 2006.

   2.7

Service with Acquired Companies.  All Employees who: (A) were Participants in a defined benefit plan of a subsidiary acquired by the Employer, or (B) were Participants in a defined benefit plan of a former employer and whose employment was transferred to the Employer as part of an acquisition of assets from another company or for other legitimate business reasons and, in either case, assets from said plans were transferred to this Plan, shall immediately be Participants in this Plan as of the date of such transfer or acquisition.  In such case, Benefit Service credited under this Plan shall be limited to the number of years of Benefit Service credited to the Participant under the prior plan.

ARTICLE III

BENEFITS UPON RETIREMENT

3.1

Normal Retirement Benefit.

(A)

Commencing January 1, 1992, the Normal Retirement Benefit of a Participant retiring on the Normal Retirement Date shall be a monthly pension payable for life, commencing on the Participant's Normal Retirement Date, in an amount equal to 1/12 the sum of:

(1)

The product of 1.45 percent of that part of the Participant's Final Average Compensation, which is equal to or less than the Covered Compensation Level multiplied by the Participant's years of Benefit Service up to a maximum of 25; plus

(2)

the product of 1.95 percent of that part of the Participant's Final Average Compensation, which is greater than the Covered Compensation Level multiplied by the Participant's years of Benefit Service up to a maximum of 25 years.

(B)

Notwithstanding the foregoing, the Normal Retirement Benefit of a Code § 401(a)(17) Participant (as defined below) shall not be less than the sum of:

(1)

the Participant’s Normal Retirement Benefit under the Plan as of December 31, 1993, frozen in accordance with Treas. Reg. § 1.401(a)(4)-13; plus

(2)

the Participant’s Normal Retirement Benefit (if any) on and after January 1, 1994, determined under the foregoing provisions of this Section 3.1, counting only years of Benefit Service completed after such date (provided that all years of Benefit Service shall be counted for purposes of applying the 25-year limit).

(C)

For purposes of this Section 3.1, a “Code § 401(a)(17) Participant” shall mean a Participant with:

(1)

an Accrued Benefit in Plan Years beginning before January 1, 1994, that was determined taking into account total Compensation for any Plan Year that exceeded the maximum annual Compensation limit under Code § 401(a)(17) that became effective for Plan Years beginning on or after January 1, 1994, and

(2) at least one Hour of Service after December 31, 1993.  It is intended that this Section 3.1(B) comply with the requirements of Treas. Reg. §§ 1.401(a)(4)-13 and 1.401(a)(17)-1 regarding the “fresh start with extended wear-away” for Code § 401(a)(17) Participants.

3.2

Alternative Transition Formula.

(A)

If a Participant performed one Hour of Service for the Employer in the period January 1, 1988 through December 31, 1991, whether or not while a Participant, and upon retirement has completed five (5) years of vesting service, such Participant is entitled to the Benefit accrued under this special transition formula if greater than the Benefit accrued under Section 3.1.  Accruals under this transition formula terminate as of December 31, 1997, but the Benefit earned as of that date may never be reduced.

(B)

The Transition Retirement Benefit for a Participant retiring on the Normal Retirement Date shall be a monthly pension payable for life, commencing on the Participant's Normal Retirement Date, in an amount equal to:

(1)

the Normal Retirement Benefit accrued under the Prior Plan Formula (as defined in Section 3.3) as of December 31, 1988, as if the Participant had terminated employment with the Employer on that date, which is then increased by

(2)

the percentage increase in the Participant's Final Average Compensation on the date of actual termination of employment compared to Participant's Final Average Compensation on December 31, 1988, to which dollar amount is then added

(3)

1.7 percent of Participant's Final Average Compensation as of the date of Participant's actual date of termination of employment multiplied by the Participant's years of credited Benefit Service after December 31, 1988.

3.3

Prior Plan Formula.

If a Participant performed one Hour of Service for the Employer at any time prior to January 1, 1992, whether or not while as a Participant, such Participant's Normal Retirement Benefit shall not be less than that accrued under this Prior Plan Formula as of December 31, 1991, as described herein.

(A)

For the purpose of this Article, the Prior Plan Formula was the formula used to determine Normal Retirement Benefit for the Plan for the years prior to 1992. Under the Prior Plan Formula, the Normal Retirement Benefit as of a Participant's Normal Retirement Date is an amount equal to the difference between (1) and (2), where:

(1)

equals the product of 2-1/4 percent of the Participant's Final Average Compensation multiplied by the Participant's years of Benefit Service up to a maximum of 25; and

(2)

equals the product of two percent (2%) of the Participant's Primary Insurance Amount, as defined in Section 3.3(B), multiplied by the Participant's years of Benefit Service up to a maximum of 25 years.

(B)

For the purposes of this Article III, "Primary Insurance Amount" shall mean the estimated monthly Benefit that a Participant is eligible to receive at age 65 under the Federal Social Security Act, as in effect at the time of the Participant's Separation From Service or retirement.  If an exact determination of a Participant's Primary Insurance Amount has not been made prior to the Participant's Separation From Service or retirement, such Primary Insurance Amount shall be estimated in accordance with the requirements hereinafter set forth under the law in effect at the time of the Participant's Separation From Service or retirement.

(1)

The pre-separation or pre-retirement wage history shall be estimated by applying a salary scale of not less than six percent (6%) per annum, projected backwards, to the Participant's Compensation for the last complete Plan Year preceding the Separation From Service or retirement.

(2)

Each Participant shall be given written notice of the Participant's right to supply his actual salary history and of the financial consequences of failing to supply such history.  The notice shall also state that the Participant can obtain his actual salary history from the Social Security Administration.

(3)

A Participant's Primary Insurance Amount, which has been calculated on an estimated wage history shall be adjusted to reflect the Participant's actual salary history as long as appropriate documentation is supplied no later than sixty (60) days prior to the commencement of Benefit payments.

(4)

The foregoing notwithstanding the calculation of the Primary Insurance Amount shall not take into account any amounts, subject to tax under the Federal Insurance Contributions Act, that may be earned after a Separation From Service or retirement.

(5)

Increases in Social Security Benefits after an Employee retires or Separates From Service shall not be used to reduce the Benefit an Employee would receive under the Plan.

(C)

If a Participant Separates From Service before the Participant's Normal Retirement Date, the benefit calculated under Section 3.3(A) will be reduced as follows:

(1)

If a Participant retires on or after his Early Retirement Date and commencement of the Benefit is deferred to the Participant's Normal Retirement Age, the monthly amount shall be equal to the Participant's monthly Accrued Benefit.  For purposes of this Section 3.3(C) only, "Accrued Benefit" shall mean the Benefit to which a Participant would have been entitled at the Participant's Normal Retirement Date had the Participant continued in employment without any One-Year Service Break, based on Final Average Compensation multiplied by a fraction not greater than one.  The numerator of the fraction shall be the Participant's actual years of Benefit Service and the denominator of the fraction shall be the total years of Benefit Service, which the Participant would have had if the Participant had continued in employment from the Participant's Employment Commencement Date to age 62 without any One-Year Service Breaks.

(2)

If a Participant retires on or after his Early Retirement Date, the Benefit commences prior to age 65, and the Participant has completed ten (10) years of Vesting Service, the monthly amount shall be computed as in Section 3.3(A), reduced by 3/10 of a percent (.3%) per month for each month by which the date on which the pension payments commence precedes the Participant's Normal Retirement Date.

(3)

If a Participant Separates From Service with a vested Benefit prior to age 55, such Participant may elect to receive a Benefit commencing at age 55, or later.  In such event, the former Participant's Benefit determined under this Section 3.3(C)(3) shall be reduced by 1/180 for each of the first 60 months elapsing between the date Benefit payments commence and the Participant's Normal Retirement Date and by 1/360 for each of the next 60 months elapsing between the date Benefit payments commence and the Participant's Normal Retirement Date.

3.4

Annuity Credits.  The Benefit described in Sections 3.1, 3.2 or 3.3 or 3.7 shall be reduced by the annuity credits, if any, previously purchased for the Participant with respect to service before January 1, 1964, or by the paid-up annuity credits, if any, purchased for the Participant from the State Mutual Life Assurance Company under Group Retirement Annuity Contract No. GA-3679.

3.5

Postponed Retirement.  If a Participant continues his employment beyond the Participant's Normal Retirement Date, the Participant shall be able to retire at any time thereafter, and shall be entitled to his Benefit upon his actual retirement or, if earlier, his Mandatory Beginning Date for distributions as determined under Section 6.4.  The Participant's Benefit commencing as of his Mandatory Beginning Date shall equal his Accrued Benefit (or its Actuarial Equivalent in a form set forth in Article VI) determined as of his actual retirement date or, if earlier, his Mandatory Beginning Date as determined under Section 6.4 and, effective for Plan Years beginning after December 31, 1996, will include for any Participant who is not required to take a distribution until April 1 of the calendar year following the year in which the Participant retires, an Actuarial Equivalent adjustment to reflect commencement of payment after April 1 following the calendar year in which he attained age 70 ½.  The Actuarial Equivalent adjustment described in the preceding sentence for any year will reduce (but not below zero) any increase in the Participant's Accrued Benefit for that year attributable to additional years of Benefit Service and Compensation.

3.6

Early Retirement Benefit. If a Participant retires prior to his Normal Retirement Date and has a vested right to a Benefit, the Benefit payable at Normal Retirement Date shall be the Benefit accrued under Sections 3.1 or 3.2.  If the Participant elects to commence receiving distribution of his Benefit prior to his Normal Retirement Date, but after his Early Retirement Date, the Benefit so calculated under Section 3.1 or 3.2 shall be reduced by the following percentages in accordance with the following schedule, if receipt begins at the age specified:

Age	Reduction	Age	Reduction
64	8%	59	36%
63	16%	58	40%
62	24%	57	44%
61	28%	56	48%
60	32%	55	52%

Notwithstanding the foregoing, if the Participant has ten (10) years of Benefit Service, and receives a Benefit under Section 3.2 (the alternative transition formula), and commences distribution of his Benefit prior to his Normal Retirement Date, the Benefit shall be reduced by .3 percent per month for each month by which the commencement date of distribution of the Benefit precedes the Normal Retirement Date.

3.7

Alternative Retirement Benefits for Employees of Acquired Subsidiaries.

(A)

Worcester Insurance Company.

(1)

The Normal Retirement Benefit of Participants who had been credited with less than ten (10) years of Benefit Service under the Worcester Plan as of December 31, 1983, shall be a monthly pension, payable for life and commencing on the Participant's Normal Retirement Date, in an amount equal to the greater of (a) and (b) where:

(a)

is the Benefit determined under the formula set forth in Section 3.1, 3.2 or 3.3; and

(b)

is the sum of (i) and (ii), below, where:

(i)

is the Participant's Accrued Benefit as of December 31, 1983, as determined under Section 3.7(A)(2)(b); and

(ii)

is the Benefit determined under the formula set forth in Section 3.1, 3.2 or 3.3 for periods of service commencing after December 31, 1983.

(2)

Subject to Section 3.7(A)(3) and the limitations set forth in Article VII, the Normal Retirement Benefit of Participants who had been credited with ten (10) or more years of Benefit Service under the Worcester Plan as of December 31, 1983, shall be a monthly pension, payable for life and commencing on the Participant's Normal Retirement Date, in an amount equal to the greater of (a) and (b) where:

(a)

is the Benefit determined under the formula set forth in Section 3.1 or 3.2, or 3.3, above; and

(b)

is a Benefit equal to 70 percent of “Average Final Compensation” (as defined under the Worcester Plan), less 50 percent of the Primary Insurance Amount, as defined in Section 3.3(B), all reduced by 1/35 for each year of Benefit Service less than thirty-five (35) years of Benefit Service at the Normal Retirement Date, provided that an Employee who was a Participant in the Worcester Plan prior to January 1, 1974, shall be entitled to the larger of the Benefit stated in this Section 3.7(A)(2) or the Benefit computed under the provisions of the Worcester Plan as it applied to that Employee immediately prior to the January 1, 1974 amendment.

(3)

A Participant who has been credited with less than ten (10) years of Benefit Service under the Worcester Plan, but who has ten (10) years of Benefit Service as of retirement, and elects to commence distribution of his Benefit prior to his Normal Retirement Date, shall have his Benefit reduced in accordance with Section 3.3(C)(2).  A Participant who had been credited with ten (10) or more years of Benefit Service under the Worcester Plan as of December 31, 1983 and who has attained age 62 may have his Early Retirement Benefit commence prior to the age 65 without being reduced in accordance with Section 3.3(C)(2), provided that the total of the Participant's age and years of Benefit Service is equal to or greater than 95.

(4)

This Section 3.7(A) does not apply to Participants who are Highly Compensated Employees at time of retirement, provided that the Benefit for Highly Compensated Employees may never be less than that accrued under this Section 3.7(A)(4) as of December 31, 1991.

(B)

Atlantic Insurance Company of Savannah.

(1)

The Normal Retirement Benefit of Participants who had been credited with less than ten (10) years of Benefit Service under the Atlantic Plan as of December 31, 1987, shall be a monthly pension, payable for life and commencing on the Participant's Normal Retirement Date, in an amount equal to the greater of (a) or (b) where:

(a)

is the Benefit determined under Section 3.1, 3.2 or 3.3, and

(b)

is the sum of (i) and (ii) below where:

(i)

is the Participant's Accrued Benefit as of December 31, 1987, as determined under Section 3.7(B)(2)(b), and

(ii)

is the Benefit determined under the formula set forth in Section 3.1, 3.2 or 3.3 above for periods of service commencing after December 31, 1987.

(2)

Subject to the limitations set forth in Article VIII, the Normal Retirement Benefit of Participants who had been credited with ten (10) or more years of Benefit Service under the Atlantic Plan as of December 31, 1987, shall be a monthly pension, payable for life and commencing on the Participant's Normal Retirement Date, in an amount equal to the greater of (a) or (b) where:

(a)

is the Benefit determined under the formula set forth in Section 3.1, 3.2 or 3.3, above; and

(b)

is a Benefit equal to two percent (2%) of Final Average Compensation for each year of Benefit Service not to exceed 40 years less 1.25 percent of a Participant's Primary Insurance Amount or defined in Section 3.3(B) for each year of Benefit Service not to exceed 40 years; and provided, however, that the monthly Benefit shall be $10.00 for each year of Benefit Service over four (4) but less than eleven (11).

(3)

This Section 3.7(B) does not apply to Participants who are Highly Compensated Employees at time of retirement, provided that the Benefit for Highly Compensated Employees may never be less than that accrued under this Section 3.7(B) as of December 31, 1991.

(C)

Lake States Insurance Company.

(1)

Notwithstanding anything to the contrary herein, those Participants who have Benefit Service credited under the Employees' Retirement Plan of Lake States Insurance Company ("Lake States Plan") shall have their Benefit calculated in accordance with this Section 3.7(C).

(2)

Participants shall receive a Benefit, which shall be the sum of:

(a)

the Benefit calculated under the Lake States Plan formula in existence on December 31, 1994 for Benefit Service prior to January 1, 1995, and

(b)

the Benefit calculated under Section 3.1 for Benefit Service after December 31, 1994.

(3)

Both calculations referred to Section 3.7(c)(2) shall use Final Average Compensation, as defined in Section 1.18 hereof to determine the Benefit.

(4)

The total Benefit Service for any such Participant shall be limited to a total of 25 years.

(5)

If a Participant has more than 25 total years of Benefit Service, in determining the 25 years of Benefit Service, the Plan Administrator shall allocate the years of Benefit Service in a manner that produces the highest Benefit to a Participant.

(6)

The Lake States Plan formula in existence on December 31, 1994 was Benefit Service under the Lake States Plan multiplied by 1.45 percent times Final Average Compensation.

(7)

If a Participant chooses early retirement or postponed retirement, the Benefit attributable to Benefit Service under the Lake States Plan shall in no event be less than the early and postponed retirement benefits accrued by the Participant as of December 31, 1994 under the applicable Lake States Plan formula in effect on that date.

(D)

Minnesota Fire & Casualty Company.

(1)

Notwithstanding anything to the contrary herein, those Participants who have Benefit Service credited under the Pension Plan of Minnesota Fire and Casualty Company ("Minnesota Plan") shall have their Benefit calculated in accordance with this Section 3.7(D).

(2)

Participants shall receive a Benefit, which shall be the sum of:

(a)

the Benefit calculated under the Minnesota Plan formula in existence on December 31, 1998, for Benefit Service prior to January 1, 1999, and

(b)

the Benefit calculated under Section 3.1 for Benefit Service after December 31, 1998.

(3)

Both calculations referred to Section 3.7(D)(2) shall use Final Average Compensation, as defined in Section 1.18 hereof to determine the Benefit.

(4)

The total Benefit Service for any such Participant shall be limited to a total of 25 years.

(5)

If a Participant has more than 25 total years of Benefit Service, in determining the 25 years of Benefit Service, the Plan Administrator shall allocate the years of Benefit Service in a manner that produces the highest benefit to a Participant.

(6)

The five (5), ten (10) and fifteen (15) year certain and continuous payment options as established under the Minnesota Plan will continue to be available.

(7)

If a Participant chooses, early, normal or postponed retirement, the Benefit attributable to Benefit Service under the Minnesota Plan shall in no event be less than the early, normal or postponed retirement benefits accrued by Participant as of December 31, 1998 under the applicable Minnesota Plan formula in effect on that date.

(8)

Notwithstanding the foregoing, a Participant with ten years of Benefit Service as of December 31, 1998 under the Minnesota Plan, who is not a Highly Compensated Employee at time of retirement, shall have his Benefit calculated under the applicable Minnesota Plan formula in effect on December 31, 1998, provided that this calculation shall use Final Average Compensation defined in Section 1.18 and further provided that Benefit Service shall be frozen as of December 31, 1998 when calculating the Benefit under the 1.8 percent formula in the Minnesota Plan.

(E)

Other Subsidiary Plan Treatment.

The Normal Retirement Benefit of Participants who have been credited with Benefit Service under other plans, including the Phoenix Mutual Plan, where there has been a merger of a plan or where assets have been transferred to this Plan shall be determined in accordance with Section 3.1, 3.2 or 3.3; provided, however, that the rules for determining credited Benefit Service shall be those existing under the transferor plan and further provided that a Participant's Benefit will never be less than that accrued under such transferor plan prior to commencement of participation in this Plan, including any automatic cost of living increases provided under the transferor plan.

3.8

Berkshire Plan.

With respect to that portion of a Participant’s Benefit that is derived from the Berkshire Plan, the provisions of this Section 3.8 shall control with respect to the description of the Benefit to which a Participant is entitled.  Unless a specific provision of the Plan has been modified to reflect a special rule that is applicable to Berkshire Plan Participants, then the provisions of the Plan shall apply to Berkshire Plan Participants.

(A)

Effective January 1, 2001, an Employee who was a Participant in the Berkshire Plan and transfers employment to the Employer may choose: (1) to begin accruing a Benefit under this Plan as of date of employment with the Employer, or (2) to receive a Benefit, which shall be the sum of: (a) the Benefit calculated under the Berkshire Plan formula in existence on the date of transfer of employment for Benefit Service prior to the date of transfer of employment, and (b)  the Benefit calculated under Section 3.1 for Benefit Service after the date of transfer, provided, however, that both calculations shall use Final Average Compensation, as defined in Section 1.18 hereof to determine the Benefit; provided further, that the total Benefit Service for any such Participant shall be limited to a total of 25 years; and provided further, that, if a Participant has more than 25 total years of Benefit Service, in determining the 25 years of Benefit Service, the Plan Administrator shall allocate the years of Benefit Service in a manner that produces the highest Benefit to a Participant. The payment options as established under the Berkshire Plan will continue to be available.  If a Participant chooses normal or postponed retirement, the Benefit attributable to Benefit Service under the Berkshire Plan shall in no event be less than the early and postponed retirement benefits accrued by the Participant as of the date of transfer of employment under the applicable Berkshire Plan formula in effect on that date.

(B)

Effective January 1, 2001, an Employee of the Employer who was a Participant in this Plan and transfers employment to Berkshire Mutual Insurance Company may maintain his Accrued Benefits under this Plan until date of transfer of employment or, to the extent permitted by the Berkshire Plan, may have assets equal to the present value of such Employee's Accrued Benefit under this Plan transferred to the Berkshire Plan in order that Benefit Service under the Plan may be credited as Benefit Service under the Berkshire Plan.

(C)

All Participants who terminated employment with Berkshire Mutual Insurance Company on or after January 1, 2000, are 100 percent vested in that portion of their Benefit derived from participation in the Berkshire Plan.

(D)

Effective January 1, 2004, the portion of a Participant’s Benefit that is derived from the Berkshire Plan (to the extent previously paid out or forfeited) shall be increased by: (1) 30 percent in the case of a Participant who terminated employment with Berkshire Mutual Insurance Company on or after January 1, 2000, and (2) 10 percent in the case of any other Participant.  In the case of a Participant whose Benefit derived from the Berkshire Plan is in pay status as of January 1, 2004, such increase shall apply only to payments made on and after January 1, 2004.

(E)

The Berkshire Plan benefit formula shall continue to apply to service with Berkshire Mutual Insurance Company effective for all Plan Years commencing prior to the date of merger with this Plan.  Effective January 1, 1989, the Normal Retirement Benefit of a Participant retiring on the Normal Retirement Date shall be monthly pension payable for life, commencing on the Participant’s Normal Retirement Date, in an amount equal to one-twelfth (1/12) the sum of:

(1)

1.00 percent of the Participant’s Final Average Compensation multiplied by the Participant’s years of Benefit Service up to a maximum of 35; plus

(2)

.55 percent of that portion of the Participant’s Final Average Compensation that is greater than the Covered Compensation Level, multiplied by the Participant’s years of Benefit Service up to a maximum of 35 years.

(F)

Solely for purposes of this Section 3.8, Final Average Compensation means the average Compensation for the five (5) highest consecutive Plan Years within the period of ten (10) completed years immediately preceding a Participant’s Normal Retirement Date or date of actual retirement, at the election of the Participant.  If a Participant has been employed for less than sixty (60) months on the date of reference, the actual number of months in the Participant’s period of employment shall be substituted for the sixty (60) month period used in the preceding sentence, provided that Compensation in the calendar year preceding the date a Participant first satisfies age and service eligibility requirements in effect as of the date the Participant first becomes eligible to participate in the Berkshire Plan shall not be included.  For purposes of this definition, Plan Years shall be deemed to be consecutive as long as they are not interrupted by a One-Year Service Break.

(G)

Solely for purposes of the benefit formula described in Section 3.8(E), Compensation means the total remuneration paid by Berkshire Mutual Insurance Company or any affiliated employer that adopted the Berkshire Plan, during the calendar year, plus any contributions made by Berkshire Mutual Insurance Company or any affiliated employer that adopted the Berkshire Plan under any salary reduction or similar arrangement to a qualified plan but exclusive of any: (1) overtime pay or bonuses, or (2) cost to Berkshire Mutual Insurance Company or any affiliated employer that adopted the Berkshire Plan of fringe benefits.  Compensation for a Participant who, solely as the result of an approved leave of absence or disability, received remuneration from Berkshire Mutual Insurance Company or any affiliated employer that adopted the Berkshire Plan for a portion of, but not the entire, calendar year shall be his last basic rate of pay, multiplied by: (1) his customary hours of employment with Berkshire Mutual Insurance Company or any affiliated employer that adopted the Berkshire Plan, if paid hourly; (2) 52, if paid weekly; (3) 26, if paid bi-weekly; (4) 24, if paid semi-monthly; or (5) 12, if paid monthly, or, if greater, his Compensation as defined in the preceding sentence.

Notwithstanding the amounts described above for any Plan Year commencing between January 1, 1988, and January 2, 1993, Compensation taken into account under the foregoing provisions shall not exceed $200,000, and for any Plan Year commencing January 1, 1994, or later shall not exceed $150,000, subject to the family aggregation rules under Code § 401(a)(17) as set forth below, and adjusted annually for increases in the cost of living in accordance with Code § 415(d), effective as of January 1 of the calendar year such increase is promulgated and applicable to the Plan Year, which ends with or within such calendar year, or such other amount as determined under Code § 401(a)(17) and Regulations thereunder.

Effective December 12, 1994, for purposes of this definition, a Participant’s Compensation will include the Compensation that the Participant would have received during a period of Qualified Military Service (or if the amount of Compensation is not reasonably certain, the Participant’s average earnings from the Employer for the twelve month period immediately preceding the Participant’s period of Qualified Military Service); provided, however, that the Participant returns to work within the period during which his right to reemployment is protected by law.

(H)

Postponed Retirement:  If a Participant continues in employment with the Employer beyond his Normal Retirement Date, the provisions of Section 3.5 of this Plan shall apply to him provided, however, that the actuarial adjustment of that portion of his Benefit derived from the Berkshire Plan shall be determined in accordance with the Actuarial Equivalent provisions that apply to the Berkshire Plan as set forth in Table II.

(I)

Early Retirement:  If a Participant retires prior to his Normal Retirement Date and has a vested right to a Benefit, the Benefit payable at Normal Retirement Date shall be the Benefit determined above with respect to that portion of his Benefit derived from participation in the Berkshire Plan.  If the Participant elects to commence distribution of his Benefit prior to his Normal Retirement Date, but on or after his Early Retirement Date, the Benefit so calculated above shall be the Actuarial Equivalent of the Benefit as of such retirement date determined in accordance with the Actuarial Equivalent provisions that apply to the Berkshire Plan as set forth in Table II.

3.9

Disability Retirement Benefit.

(A)

A Participant who incurs, prior to March 31, 2006, a “Total Disability” as defined in Section 3.9(C) shall be entitled to a Benefit, which shall be the Normal Retirement Benefit computed as in Section 3.1, 3.2 or 3.3 provided that in computing the Participant's Final Average Compensation, the Participant shall be deemed to have continued working until the earlier of the Participant’s Normal Retirement Date or March 31, 2006, at the annual salary rate last in effect at the date of Total Disability and that the length of Benefit Service shall continue to accrue through March 31, 2006 just as though the Participant had worked during the period of Total Disability subject to the maximum of 25 years of Benefit Service.

(B)

If the Participant ceases to have a Total Disability and the Participant again becomes an Employee within a reasonable period of time specified by the Plan Administrator, such Employee shall resume active participation in the Plan as of the first day on which the Employee performs an Hour of Service. If the previously disabled Participant does not become an Employee within the reasonable period of time specified by the Plan Administrator, the Participant shall be deemed to have Separated From Service as of the date that the Participant ceased to be eligible to receive a disability payment under the Employer’s long term disability plan and the Participant's right to a Benefit from the Plan shall be determined under Article IV based on the Benefit Service to the time of such Separation From Service.

(C)

As used in this Section 3.9, Total Disability shall mean a medically determinable physical or mental impairment of a Participant, which qualifies the Participant for benefits under the Employer’s long term disability plan.

(D)

 The provisions of this Section 3.9 shall not apply to Participants whose Benefit payable from the Plan is derived solely from participation under the Berkshire Plan.  If a Berkshire Plan Participant accrues an additional Benefit under the terms of this Plan, then the provisions of this Section 3.9 shall apply to that additional accrued Benefit only.

3.10

Reemployment after Retirement.  A former Participant who has retired may be reemployed by the Employer and during the reemployment period, the payment of the former Participant's Benefit, if any, shall be continued.

3.11

One-Time Pension Increase for Certain Retirees.

(A)

Benefits being paid under the Plan to each retiree who retired on or before June 30, 1982 shall be increased by 1.3 percent for each full year of retirement between: (1) the later of July 1, 1978 or the date of retirement, and (2) June 30, 1982. The monthly increase for any such retiree shall be no less than five dollars ($5.00). The increase provided by this Section 3.11(A) shall be applied only to the Benefit in effect on July 1, 1982 and shall not be applied on a recurring basis.

(B)

Effective January 1, 1988, Benefits being paid under the Plan to each retiree who retired before January 1, 1988 shall be increased by 1.3 percent for each full year of retirement between: (1) the later of January 1, 1984 or the date of retirement, and (2) January 1, 1988. The monthly increase for any such retiree shall be no less than five dollars ($5.00). The increase provided by this Section 3.11(B) shall be applied only to the Benefit in effect on January 1, 1988 and shall not be applied on a recurring basis.

(C)

Effective January 1, 1993, Benefits being paid under the Plan to each retiree who retired before January 1, 1993, shall be increased by 1.3 percent for each full year of retirement between: (1) the later of January 1, 1988 or the date of retirement, and (2) January 1, 1993.  The monthly increase for any such retiree shall be no less than five dollars ($5.00).  The increase provided by this Section 3.11(C) shall be applied only to the Benefit in effect on January 1, 1993, and shall not be applied on a recurring basis.

(D)

Effective January 1, 1997, Benefits being paid under the Plan to each retiree who retired before January 1, 1997, shall be increased by 1.3 percent for each full year of retirement between: (1) the later of January 1, 1993 or the date of retirement, and (2) January 1, 1997.  The monthly increase for any such retiree shall be no less than five dollars ($5.00).  The increase provided by this Section 3.11(D) shall be applied only to the Benefit in effect on January 1, 1997, and shall not be applied on a recurring basis.

(E)

The provisions of this Section 3.11 pertaining to monthly increases for retirees do not apply to Participants whose Benefit payable from the Plan is derived solely from participation under the Berkshire Plan.  If a Berkshire Plan Participant accrues an additional Benefit under the terms of this Plan, then the provisions of this Section 3.11 shall apply to that additional accrued Benefit only.

3.12

Proof of Age.  Each Employee shall, upon request, furnish to the Employer a birth certificate issued by the proper public authority, or other evidence of age satisfactory to the Employer, in order to properly calculate benefits due.

ARTICLE IV

VESTING OF BENEFITS

4.1

Standard Vesting Requirements.

(A)

Except as otherwise provided in Section 4.2, the Accrued Benefit of a Participant shall become 100 percent vested and nonforfeitable upon the earlier of the attainment of the Normal Retirement Age or the completion of ten (10) years of Vesting Service, provided that as of January 1, 1989, the Accrued Benefit of a Participant who performs one Hour of Service for the Employer after January 1, 1989 shall become nonforfeitable upon the earlier of the attainment of the Normal Retirement Age or the completion of five (5) years of Vesting Service.

(B)

Once vested under this Section 4.1, a Participant who thereafter Separates From Service shall be entitled to a monthly pension equal to his Accrued Benefit determined as of the date of the Participant's Separation From Service and commencing on his Normal Retirement Date unless distributed to the Participant under Section 4.3. Except as otherwise expressly provided herein, nothing shall be deemed to divest a Participant during his lifetime of his right to the nonforfeitable Benefit to which such Participant becomes entitled under this Plan.

4.2

Alternative Vesting Requirements.

 (A)

Each Participant who was covered by the Worcester Plan on December 31, 1983 and who had completed five (5) or more years of Vesting Service on January 1, 1984, but who does not perform one Hour of Service for the Employer after

December 31, 1988, shall have his vesting percentage under this Plan determined in accordance with the following schedule:

Years of Vesting Service	Percentage
Less than 5 years of Vesting Service	0%
5 years of Vesting Service, but less than 6	25%
6 years of Vesting Service, but less than 7	30%
7 years of Vesting Service, but less than 8	35%
8 years of Vesting Service, but less than 9	40%
9 years of Vesting Service, but less than 10	45%
10 or more years of Vesting Service	100%
Attainment of Normal Retirement Age	100%

(B)

Each Participant who qualifies to have his vesting percentage determined under this Section 4.2 shall become vested in accordance with that schedule and upon the Participant’s Separation From Service, the Participant shall be entitled, commencing on his Normal Retirement Date, to a nonforfeitable monthly pension equal to the percentage specified in this Section 4.2 of the Participant’s Accrued Benefit, unless distributed to the Participant under Section 6.9.  Upon such distribution, the non-vested portion of such Participant’s Accrued Benefit, if any, shall be immediately forfeited, and the Participant’s years of Benefit and Vesting Service prior to this distribution shall be disregarded for purposes of thereafter determining any right to an Accrued Benefit and a Normal Retirement Benefit; provided, however, that if the Participant’s right to an Accrued Benefit was not fully vested at the time of the distribution, and if the Participant resumes employment covered under the Plan, the Participant shall have the right to repay the entire amount of the distribution and thereby have all prior years of Benefit and Vesting Service attributable to such distribution reinstated, as set forth in Section 4.3(B).

4.3

Restoration of Benefits Upon Return to Service.  If a former Employee is reemployed after a Separation From Service, any portion of such Employee's Accrued Benefit, which previously had been forfeited shall be restored to the Participant's credit upon reentry into the Plan, but only under the circumstances set below:

(A)

The Participant's Accrued Benefit prior to the Separation From Service shall be restored, subject to Sections 4.3(B) and (C) below, if the Participant has not incurred a Full Service Break.

(B)

If a Participant, who is less than 100 percent vested, received a distribution of his vested Accrued Benefit under Section 6.9 upon a Separation From Service and is subsequently reemployed, his years of Benefit Service prior to the Separation From Service shall be disregarded unless he repays the amount of the distribution he received plus interest determined from the date of receipt of the distribution to the date of repayment at the rate prescribed by Code § 411(c)(2)(C) as in effect on the repayment date.  Such repayment may be made at any time prior to the earlier of five years after the first date on which the Participant is reemployed, or the end of the first period of five consecutive One-Year Service Breaks commencing after the distribution.  A Participant who received a deemed $0 cash-out under Section 6.9 shall be deemed to repay such amount if he is rehired before incurring five consecutive One-Year Service Breaks.

(C)

No repayment shall be permitted upon the reemployment of a Participant who had received an involuntary distribution of his entire Accrued Benefit pursuant to Section 6.9.  Moreover, in such case, such Employee’s prior years of Benefit Service shall not be restored.

ARTICLE V

DEATH BENEFITS

5.1

Application.  The provisions of this Article, other than Section 5.7, shall apply to any Participant who is credited with at least one (1) Hour of Service with the Employer on or after August 23, 1984, and to such other Participants as provided in Section 5.6.

5.2

Designated Beneficiary.

(A)

The designation of a beneficiary under a Joint and Survivor Annuity shall be fixed and may not be changed on or after the date on which benefit payments commence.

(B)

The designation of a beneficiary to receive any remainder of a guaranteed number of payments may be made or changed until the date on which the guaranteed period has expired.

(C)

Subject to the provisions of Sections 5.2(A) and (B), and to the provisions set forth relating to the rights of Spouses to survivor benefit payments, each Participant shall have the right at any time and from time to time to designate or to change the previous designation of the beneficiary or beneficiaries who shall receive Benefits, if any, after the Participant’s death.  Such designation and change of designation shall be made in writing on a form supplied for that purpose by the Plan Administrator and filed with the Plan Administrator. The Beneficiary Designation filed with the Plan Administrator and bearing the last date of execution shall be conclusive upon all persons.  No designation, revocation or change of beneficiaries shall be valid and effective unless and until filed with the Plan Administrator.  If any Participant shall have failed to designate a beneficiary, or if for any reason his Beneficiary Designation shall be ineffective, then the Participant shall be deemed to have designated the Participant's Spouse, his issue, per stirpes, or the legal representative of the Participant's estate as his Designated Beneficiary, with priority in the order named.

5.3

Qualified Pre-Retirement Survivor Annuity.

(A)

 If a Participant dies after the earliest retirement age, but prior to retirement unless an optional form of Benefit was selected pursuant to Section 6.2, the Participant's surviving Spouse (if any) shall receive the same Benefit that would be payable if the Participant had retired with an immediate Qualified Joint and Survivor Annuity on the day before the Participant's date of death.

(B)

If a Participant dies on or before the earliest retirement age, the Participant's surviving Spouse (if any) shall receive the same Benefit that would be payable if the Participant had:

(1)

Separated From Service on the date of death (except that for a Participant who Separates From Service prior to the date of death, the date of separation shall apply),

(2)

survived to the earliest retirement age,

(3)

retired with an immediate Qualified Joint and Survivor Annuity at the earliest retirement age, and

(4)

died on the day after the earliest retirement age.

(C)

For purposes of this Section 5.3, a surviving Spouse shall begin to receive payments on the first day of the first month following the earliest retirement age unless such surviving Spouse elects a later date and shall continue until the first day of the month in which the surviving Spouse’s death occurs; provided, however, that any benefit payable to a surviving Spouse shall commence no later than April 1 of the calendar year following the calendar year in which the Participant would have attained age 70-1/2.  If the surviving Spouse elects to defer payments, the amount of the Qualified

Pre-Retirement Survivor Annuity shall be adjusted in accordance with the factors set forth in Section 3.6 with respect to any period prior to the Participant’s Normal Retirement Date, and shall be actuarially adjusted in accordance with the factors set forth in Section 1.2 with respect to any period after the Participant’s Normal Retirement Date, to reflect the delayed payment.

5.4

Qualified Joint and Survivor Annuity.  If a Participant dies after terminating employment and after attaining the earliest retirement date, the Participant's surviving Spouse, if any, shall receive the Benefit payable under a Qualified Joint and Survivor Annuity, as defined in Section 1.34.

5.5

Benefits after Death of Contingent Annuitant(s).

(A)

If the Contingent Annuitant under Section 6.2(B) dies before a retired Participant and payments have been commenced, the Contingent Annuitant Option shall continue in effect, the monthly pension payable to the retired Participant shall remain unchanged.  No further pension payments shall be made upon the subsequent death of the retired Participant.  If the Contingent Annuitant dies before the commencement date of the Participant's Benefit payments, the election under Section 6.2(B) shall be void and shall become inoperative.

(B)

If a Benefit becomes payable under Section 6.2(C) and no Designated Beneficiary survives the retired Participant, any remainder of such pension payments shall be paid in one sum to the executor or administrator of the estate of the individual who last received such pension payments. The single sum payment shall be the Actuarial Equivalent of the remaining pension payments for the period certain.

5.6

Death Benefit Available to Former Participants.

The Spouse's minimum death

Benefit provided for in Section 5.2 shall apply only to Participants who are credited with an Hour of Service on or after August 23, 1984. A former Participant who is not credited with an Hour of Service on or after August 23, 1984 shall have the right to the pre-retirement survivor annuity provided for under the terms of this Plan in effect prior to January 1, 1985 and in accordance with the provision of Section 303(3) of the Retirement Equity Act of 1984.

5.7

Lump Sum Incidental Death Benefit.

(A)

Upon the death of a Participant who has completed at least ten (10) years of Vesting Service and who retired directly from employment with the Principal Employer on or after July 1, 1964, or after such date that the Participant's pension plan merged with or transferred assets to this Plan, there shall be paid to the Participant’s Designated Beneficiary the amount of $5,000. This Lump Sum Death Benefit shall be in addition to any other death benefit payable pursuant to this Article V.

(B)

If the Participant designates multiple Beneficiaries, the Lump Sum Death Benefit shall be paid in equal shares to the Designated Beneficiaries, unless a different proportion shall have been directed by the Participant. If more than one Beneficiary has been designated and one or more shall have predeceased the Participant, leaving one or more of the Designated Beneficiaries still surviving the Participant, payment shall be made to the surviving Beneficiary or equally to the surviving Beneficiaries.

(C)

The Lump Sum Incidental Death Benefit described herein shall not be payable with respect to any Participant covered under the Plan whose Benefit is derived entirely from his participation in the Berkshire Plan.

ARTICLE VI

PAYMENT OF BENEFITS

6.1

Normal Form of Benefit.

(A)

The normal form of Benefit for a Participant, without a Spouse on the date Benefits commence, shall be an annuity for the Participant's life with no amount payable after his death.

(B)

The normal form of Benefit for a Participant, with a Spouse on the date Benefits commence, shall be a Qualified Joint and Survivor Annuity, provided that the monthly pension payable under the Qualified Joint and Survivor Annuity shall be the Actuarial Equivalent of a monthly pension payable for the Participant's life only.

(C)

Notwithstanding the foregoing, where a portion of a Benefit of a Participant without a Spouse on the date Benefits commence derives from the Berkshire Plan, the normal form of Benefit with respect to that portion of a Participant’s Benefit is a ten year certain and continuous annuity.

(D)

For a Participant with a Spouse on the date Benefits commence, the normal form applicable to any portion of the Participant’s Benefit that derives from the Berkshire Plan shall be the Qualified Joint and Survivor Annuity, which shall be the Actuarial Equivalent of the ten year certain and continuous annuity determined in accordance with the actuarial factors applicable to the Berkshire Plan as set forth in Table II.

6.2

Optional Form of Benefit.

Subject to the limitations of Section 6.3 and in accordance with such uniform rules and regulations as may be prescribed by the Plan Administrator, a Participant may elect no earlier than ninety (90) days before the date of the Participant's actual retirement, and in no event earlier than the date he receives the explanation described in Section 6.7, to receive an optional form for the payment of his Benefit, which shall be the Actuarial Equivalent of the form of Benefit described in Section 6.1.  The optional forms shall be:

(A)

 Single Life Annuity Option: A monthly pension solely for the life of the Participant with no amount payable after the Participant's death.

(B)

Contingent Annuitant Option: A monthly pension payable to the Participant for life with 50 percent, 75 percent or 100 percent of such pension continued upon the Participant's death to his designated Contingent Annuitant for life.  With respect to that portion of a Participant’s Benefit that is derived from the Berkshire Plan, only the 50 percent and 100 percent options described above shall apply.   A Participant’s election of the Contingent Annuitant Option will automatically be cancelled if the Participant or his Contingent Annuitant dies before the Option becomes effective.

(C)

Term Certain and Life Income Option:  A monthly pension payable to the Participant for life; provided that if the Participant should die within the ten (10) year period, which commenced with the date of his initial pension payment, the pension payments shall continue to be payable in the same amount to the Participant's Designated Beneficiary for the remainder of such 10-year period.

(D)

Term Certain and Life Income Option for 15 Years:  With respect to that portion of a Participant’s Benefit derived from the Berkshire Plan, a monthly pension payable to the Participant for life; provided that if the Participant should die within the fifteen (15) year period, which commenced with the date of his initial pension payment, the pension payments shall continue to be payable in the same amount to the Participant’s Designated Beneficiary for the remainder of such 15-year period.

6.3

Qualified Election.

(A)

During the period beginning on the first day of the 90-day period ending on the later of the Annuity Starting Date or the 30th day after the Plan

Administrator provides the written explanation described in Section 6.7, a Participant with a Spouse may waive the Qualified Joint and Survivor Annuity (but not the Qualified Pre-Retirement Survivor Annuity), and elect an optional form of benefit payment described in Section 6.2.  This waiver is not valid unless: (1) the Spouse of the Participant consents in writing to such election; (2) such election designates a specific non-spouse beneficiary, if any (including any class of beneficiaries or contingent beneficiaries) and the particular optional form of benefit, neither of which may be further modified (except by a revocation of the waiver of the Qualified Joint and Survivor Annuity) without subsequent consent of the Spouse (or the consent of the Spouse expressly permits designations by the Participant without any requirement of further consent by the Spouse); and (3) the Spouse’s consent acknowledges the effect of such election and is witnessed by a Plan representative or a notary public.  Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no Spouse or the Spouse cannot be located, or if the Participant furnishes a court order to the Plan Administrator establishing that the Participant is legally separated or has been abandoned (within the meaning of local law), a waiver will be deemed a qualified election without a Spouse’s consent.  Any consent necessary under this provision will be valid only with respect to the Spouse who signs the consent, or, in the event of a deemed qualified election, the designated Spouse.  Additionally, a revocation of a prior waiver may be made by a Participant without the consent of the Spouse at any time before the commencement of Benefits.  The number of revocations shall not be limited.  However, the Spouse’s consent to a waiver shall be irrevocable.

(B)

An election of any optional form of pension will automatically be cancelled if it would result in payments of less than $20 per month.

(C)

Any election of an optional form of Benefit may be rescinded in writing by the Participant, provided that the rescission is received by the Plan Administrator prior to the date on which the Participant's Benefit is to commence.

6.4

Timing of Distributions and Minimum Distributions Amounts.  Effective for Plan Years beginning after December 31, 1996, but before January 1, 2003, the Mandatory Beginning Date for distribution of benefits of a Participant is the later of the April 1 of the calendar year following the calendar year in which the Participant either attains age 70½ or retires, except that benefit distributions to a five percent (5%) owner must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70½.

(A)

Any Participant attaining age 70½ in years beginning before January 1, 1997, and who retires on or after January 1, 1997, may elect by April 1 of the calendar year following the year in which the Participant attained age 70½ to defer distributions until the calendar year following the calendar year in which the Participant retires.  If no such election is made, the Participant will begin receiving distributions by April 1 of the calendar year following the year in which the Participant attained age 70½ (or by December 31, 1997 in the case of a Participant attaining age 70½ in 1996).

(B)

Any Participant attaining age 70½ in years prior to January 1, 1996 and who retires on or after January 1, 1997 may elect to stop distributions and recommence them by April 1 of the calendar year following the year in which the Participant retires.   There is a new Annuity Starting Date upon recommencement.

(C)

A Participant is treated as a five percent (5%) owner for purposes of this section if such Participant is a five percent (5%) owner as defined in Code § 416 at any time during the Plan Year ending with or within the calendar year in which such owner attains age 70½.  Once distributions have begun to a five percent (5%) owner under this Section 6.4(C), they must continue to be distributed, even if the Participant ceases to be a five percent (5%) owner in a subsequent year.

6.5

Period of Distribution.

(A)

If the distribution of a Participant's Benefit will take place over a period of time, such distribution may only be made over one of the following periods or combination thereof:

(1)

the life of the Participant;

(2)

the life of the Participant and a Beneficiary;

(3)

a period certain not extending beyond the life expectancy of the Participant; or

(4)

a period certain not extending beyond the joint and last survivor expectancy of the Participant and a Beneficiary.

(B)

If a Participant dies after distribution of his Benefit has commenced in accordance with a method of distribution under Section 6.5(A), the remaining portion of such Benefit shall be distributed at least as rapidly as such Benefit would have been distributed under such method as of the date of the Participant’s death.

(C)

If a Participant dies before distribution of his Benefit has commenced, and if any portion of the Participant’s interest is payable to (or for the benefit of) his Designated Beneficiary, distribution may be made, in accordance with regulations prescribed by the Secretary of the Treasury, over the life of such Designated Beneficiary or over a period not extending beyond the life expectancy of such Designated Beneficiary; provided that such distribution shall commence not later than the later of:

(1)

The end of the calendar year following the calendar year in which the Participant dies; or

(2)

If the Participant’s Designated Beneficiary is his surviving Spouse, the end of the calendar year in which the Participant would have attained age 70-1/2; provided that if the Spouse dies before Benefit payments begin, this Section 6.5(C) shall be applied as if the Spouse were the Participant.  For purposes of this Section 6.5(C), any amount paid to the Participant’s child shall be treated as if paid to the surviving Spouse, if such amount becomes payable to the surviving Spouse when the child reaches majority (or other designated event permitted under Treasury regulations).

In any other case, the entire benefit of the Participant shall be distributed by the end of the fifth calendar year following the date of his death.

6.6

Inaccurate Qualified Annuitant Designation. If a Participant designates a person other than a Spouse to receive a Qualified Joint and Survivor Annuity, the designation of such person shall be deemed null and void.

6.7

Explanation of Benefits.

(A)

In case of a Qualified Joint and Survivor Annuity, the Plan Administrator shall provide each Participant no less than 30 days and no more than 90 days prior to the Annuity Starting Date a written explanation of:

(1)

the terms and conditions of all forms of payment available to the Participant including information explaining the Benefit amounts available under each form of payment;

(2)

the Participant's right to make and the effect of an election to waive the normal form of Benefit as set forth in Section 6.1 (the "Normal Form of Benefit");

(3)

the rights of a Participant's Spouse with respect to such waiver; and

(4)

the right to make, and the effect of, a revocation of a previous election to waive the Normal Form of Benefit;

(5)

the relative values of the various optional forms of benefit; and

(6)

if the Participant has not attained Normal Retirement Age, the Participant's right to defer commencement of his Benefit until Normal Retirement Age.

(B)

Notwithstanding the foregoing, the Participant's Benefit payment date may precede or may be fewer than 30 days after the explanation described in this Section 6.7 is provided if:

(1)

the Participant is given notice of his right to a 30-day period in which to consider whether to: (a) waive the Normal Form of Benefit and elect an optional form, and (b) to the extent applicable, consent to the distribution;

(2)

the Participant affirmatively elects a distribution and a form of Benefit and the Spouse, if necessary, consents to the form of benefit elected;

(3)

the Participant is permitted to revoke his affirmative selection at any time prior to his Annuity Starting Date, or if later, the expiration of a seven (7) day period beginning on the date after the explanation described in this Section 6.7 is provided to the Participant;

(4)

the Annuity Starting Date is after the date the Plan Administrator intends to begin receiving benefits; and

(5)

distribution to the Participant does not commence before the expiration of the seven (7) day period described in Section 6.7(B)(3) above.

6.8

Termination of Benefits. The Plan Administrator may send a written demand to a Participant or a Contingent Annuitant, who is entitled to receive a Benefit from the Plan, for such person's then current address or for satisfactory evidence of such person's continued life. If the Participant or the Contingent Annuitant shall fail to furnish such information or evidence to the Plan Administrator within six (6) months after the date of the demand, the Plan Administrator shall make a reasonable effort to locate the Participant or the Contingent Annuitant.  If no such information or evidence has been received from the Participant or the Contingent Annuitant, that person shall be presumed to have died on the later of the date of the last previous payment or the Participant's Normal Retirement Date. In that event, the Plan Administrator shall advise the Trustee to begin making payments to the appropriate Contingent Annuitant, if any.  If the Contingent Annuitant has not been located by the Plan Administrator in accordance with the preceding procedure, the Contingent Annuitant shall be presumed to have died.

6.9

Involuntary Distribution of Benefits.

(A)

If a Participant terminates service, and the present value of the Participant's vested Accrued Benefit or Qualified Joint and Survivor Annuity, or Qualified Pre-retirement Joint and Survivor Annuity derived from Employer contributions is not greater than $5,000, ($3,500 for Plan Years beginning prior to January 1, 1998) the Participant or Designated Beneficiary shall receive a distribution of the present value of the Accrued Benefit.

(B)

Effective January 1, 2002, for any lump-sum distribution paid under the Plan on or after January 1, 2002, the amount so determined shall be based on the annual interest rate on 30-year Treasury securities as specified by the Commissioner in effect for the month of November preceding the Plan Year including the Annuity Starting Date and by using the Applicable Mortality Table as defined in Section 7.3(C). Notwithstanding the foregoing, with respect to any lump-sum distribution paid during the period commencing January 1, 2002, and ending on December 31, 2002, in no event shall the amount payable be less than the greater of: (1) the amount that would be payable in accordance with the preceding sentence; or (2) the amount that would be payable by using the annual interest rate on 30-year Treasury securities as specified by the Commissioner in effect for the month of December preceding the Plan Year including the Annuity Starting Date and by using the Applicable Mortality Table as defined by Section 7.3(C).

(C)

Effective with respect to distributions with an Annuity Starting Date on or after December 31, 2002, the Applicable Mortality Table used for purposes of satisfying the requirements of Code § 417(e) is the table defined in Section 7.3(C).

(D)

If an involuntary distribution qualifies as an eligible rollover distribution under Code § 402(f)(2)(A), a Participant may elect to have such distribution paid directly to an “eligible retirement plan,” as defined in Code § 401(a)(31) in a direct Trustee-to-Trustee transfer.  The Participant must inform the Plan Administrator of the eligible retirement plan to which such distribution is to be paid, pursuant to rules established by the Plan Administrator.  If the present value of a Participant’s vested Accrued Benefit at the time of termination is zero, the Participant will be deemed to have received a single sum payment of his entire vested Accrued Benefit as of the date of his termination.  For purposes of this Section, an “eligible retirement plan” shall mean:

(1)

an individual retirement account or an individual retirement annuity (but not a Roth, a SIMPLE, or an education IRA);

(2)

a qualified trust if it is part of a defined contribution plan;

(3)

an annuity plan described in Code § 403(a);

(4)

an annuity contract described in Code § 403(b); or

(5)

an eligible deferred compensation plan described in Code § 457(b) that is maintained by a state, a political subdivision of a state, or an agency or instrumentality of a state or a political subdivision of a state, provided that the 457(b) plan agrees to separately account for amounts transferred into the 457(b) plan from this Plan.

(E)

Effective March 28, 2005, if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution in cash, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator. The Plan Administrator will provide written notice to the Participant advising that the distribution may be paid in a direct rollover to an individual retirement plan.  For this purpose, the term “individual retirement plan” means an individual retirement account as defined in Code § 408(a), or an individual retirement annuity as defined in Code § 408(b).

(F)

For purposes of this Section 6.9 and subject to Section 6.9(G), effective for distributions on or after January 1, 1999, “eligible rollover distribution” shall mean any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution shall not include:

(1)

any distribution that is one of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancy) of the distributee and the distributee’s Designated Beneficiary, or for a specified period of ten years or more;

(2)

any distribution to the extent such distribution is required under Code § 401(a)(9);

(3)

the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

(4)

any hardship distribution described in Code § 401(k)(2)(B)(i)(IV).

(G)

Effective January 1, 2002, an “eligible rollover distribution” may include after-tax employee contributions (i.e., contributions that are not includible in gross income when they are distributed from the Plan).  However, the portion of an eligible rollover distribution that consists of such employee contributions may be rolled over only to:

(1)

an individual retirement account or an individual retirement annuity, or

(2)

a qualified defined contribution plan described in Code §§ 401(a) or 403(b) that agrees (a) to separately account for amounts transferred into such plan from this Plan and (b) to separately account for the portion of the eligible rollover distribution that is includible in gross income and the portion that is not.

6.10

Minimum Distributions Requirements for Calendar Years Beginning January 1, 2003.

(A)

The provisions of this Section 6.10 will apply for purposes of determining Required Minimum Distributions for calendar years beginning January 1, 2003.  The requirements of this Section 6.10 will take precedence over any inconsistent provisions of the Plan.  All distributions required under this Section 6.10 will be determined and made in accordance with the Treasury regulations under Code § 401(a)(9).

(B)

Notwithstanding the other provisions of this Section 6.10, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) oft the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

(C)

If the total amount of Required Minimum Distributions made to a distributee for 2002 equals or exceeds the Required Minimum Distributions determined under this Section 6.10, then no additional distributions will be required to be made for 2002 to the distributee.  If the total amount of Required Minimum Distributions made to a distributee for 2002 is less than the amount determined under this Section 6.10, then Required Minimum Distributions for 2002 will be determined so that the total amount of Required Minimum Distributions for 2002 made to the distributee will be the amount determined under this Section 6.10.

(D)

The Participant’s entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant’s Mandatory Beginning Date.

(E)

If the Participant dies before distributions begin, the Participant’s entire interest will be distributed, or begin to be distributed, no later than as follows:

(1)

If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary, then distributions to the surviving Spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31, of the calendar year in which the Participant would have attained age 70½, if later.

(2)

If the Participant’s surviving Spouse is not the Participant’s sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

(3)

If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant’s death, the Participant’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant’s death.

(4)

If the Participant’s surviving Spouse is the Participant’s sole Designated Beneficiary and the surviving Spouse dies after the Participant, but before distributions to the surviving Spouse begin, Sections 6.10(D) and (E), other than Section 6.10 (E)(1), will apply as if the surviving Spouse were the Participant.

(F)

For purposes of Sections 6.10(D), (E) and (L), distributions are to begin on the Participant’s Mandatory Beginning Date (or, if Section 6.10(E)(4) applies, the date distributions are required to begin to the surviving Spouse under Section 6.10(E)(1)).  If annuity payments irrevocably commence to the Participant before the Participant’s Mandatory Beginning Date (or to the Participant’s surviving Spouse before the date distributions are required to begin to the surviving Spouse under Section 6.10(E)(1)), the date distributions are considered to begin is the date distributions actually commence.

(G)

If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Mandatory Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.10(H), (I), (J), (K), and (L).  If the Participant’s interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Code § 401(a)(9) and the Treasury regulations.  Any part of the Participant’s interest, which is in the form of an individual account described in Code § 414(k) will be distributed in a manner satisfying the requirements of Code § 401(a)(9) and the Treasury regulations that apply to individual accounts.

(H)

If the Participant’s interest is paid in the form of annuity distributions, payments under the annuity will satisfy the following requirements:

(1)

annuity distributions will be paid in periodic payments made at intervals not longer than one year;

(2)

the distribution period will be over a life (or lives) or over a period certain not longer than the period described in Section 6.10(K) or (L);

(3)

once payments have begun over a period certain, the period certain will not be changed even if the period certain is shorter than the maximum permitted;

(4)

payments will either be non-increasing or increase only as follows:

(a)

by an annual percentage increase that does not exceed the annual percentage increase in a cost-of-living index that is based on prices of all items and issued by the Bureau of Labor Statistics;

(b)

to the extent of the reduction in the amount of the Participant’s payments to provide for a survivor benefit upon death, but only if the Beneficiary whose life was being used to determine the distribution period described in Section 6.10(K) dies or is no longer the Participant’s Beneficiary pursuant to a Qualified Domestic Relations Order within the meaning of Code § 414(p);

(c)

to provide cash refunds of Employee contributions upon the Participant’s death; or

(d)  to pay increased Benefits that result from a Plan amendment.

(I)

If the Participant’s interest is paid in the form of an annuity, the amount that must be distributed on or before the Participant’s Mandatory Beginning Date (or, if the Participant dies before distributions begin, the date distributions are required to begin under Section 6.10(E)(1) or (2)) is the payment that is required for one payment interval.  The second payment need not be made until the end of the next payment interval even if that payment interval ends in the next calendar year.  Payment intervals are the periods for which payments are received, e.g., bi-monthly, monthly, semi-annually or annually.  All of the Participant’s Benefit accruals as of the last day of the first distribution calendar year will be included in the calculation of the amount of the annuity payments for payment intervals ending on or after the Participant’s Mandatory Beginning Date.

(J)

If the Participant’s interest is paid in the form of an annuity, any additional benefits accruing to the Participant in a calendar year after the first distribution calendar year will be distributed beginning with the first payment interval ending in the calendar year immediately following the calendar year in which such amount accrues.

(K)

If the Participant’s interest is being distributed in the form of a Contingent Annuity Option under Section 6.2(B), annuity payments to be made on or after the Participant’s Mandatory Beginning Date to the Contingent Annuitant after the Participant’s death must not at any time exceed the applicable percentage of the annuity payment for such period that would have been payable to the Participant using the table set forth in Treas. Reg. § 1.401(a)(9)-6T, Q&A-2.

(L)

If the Participant dies before the date distribution of his interest begins and there is a Designated Beneficiary, the Participant’s entire interest will be distributed, beginning no later than the time described in Section 6.10(E)(1) or (2), over the life of the Designated Beneficiary or over a period certain not exceeding the life expectancy of the Designated Beneficiary.  If the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the Designated Beneficiary determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year immediately following the calendar year of the Participant’s death; or if the Annuity Starting Date is before the first distribution calendar year, the life expectancy of the Designated Beneficiary determined using the Beneficiary’s age as of the Beneficiary’s birthday in the calendar year that contains the Annuity Starting Date.

(M)

For the purposes of this Section 6.10, the following definitions shall apply:

(1)

Designated Beneficiary.  The individual who is designated as the beneficiary under Section 5.2 of the Plan and is the Designated Beneficiary under Code § 401(a)(9) and Treas. Reg. § 1.401(a)(9)-1.

(2)

Distribution Calendar Year.  For Minimum Required Distributions beginning before the Participant’s death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year, which contains the Participant’s Mandatory Beginning Date.  For distributions beginning after the Participant’s death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin pursuant to Section 6.10(E).

(3)

Life Expectancy.  Life expectancy as computed by use of the Single Life Table in Treas. Reg. § 1.401(a)(9)-9.

(4)

Mandatory Beginning Date.  The date specified in Section 6.4 of the Plan.

6.11

Retroactive Annuity Starting Date.

(A)

Notwithstanding the requirements of Sections  6.2  and 6.3, a Participant may elect an Annuity Starting Date, which is on or before the date the explanation described in Section 6.7 is provided to the Participant (a "Retroactive Annuity Starting Date"), provided that:

(1)

The requirements of Treas. Reg. § 1.417(e)-1(b)(3)(iv) and (v) or any successor thereto are satisfied; and

(2)

The Retroactive Annuity Starting Date is the later of: (a) the Participant's Normal Retirement Date, or (b) the first day of the month coinciding with or next following the date of the Participant's termination of employment.

(B)

Notwithstanding Section 6.3, if the Participant's Spouse as of a Retroactive Annuity Starting Date is not the Participant's Spouse as of the date distributions actually commence, that former Spouse is not required to consent to the Participant's waiver of the Qualified Joint and Survivor Annuity, unless otherwise provided under a Qualified Domestic Relations Order.  (However, the consent of the Participant's Spouse as of the actual commencement date may be required under Treas. Reg. § 1.417(e)-1(b)(3)(v), even if the Benefit is payable in the form of a Qualified Joint and Survivor Annuity.)

(C)

If a Retroactive Annuity Starting Date is elected under this Section 6.11, then the date distributions actually commence shall be substituted for the Annuity Starting Date for purposes of the timing requirements of Sections 6.2, 6.3, and 6.4 for the Participant's waiver notice and election of an optional form of payment and the provision of the explanation to the Participant.

ARTICLE VII

LIMITATION OF BENEFITS AND CONTRIBUTIONS

7.1

Limitation on Benefits.

(A)

Maximum Pension Benefit.

(1)

Notwithstanding any other provision of the Plan, the Annual Benefit to which a Participant is entitled at any time under the Plan shall not, during a Limitation Year, exceed the lesser of:

(a)

The Defined Benefit Dollar Limitation for such Limitation Year; or

(b)

One hundred percent (100%) of the Participant’s average Compensation for the three consecutive calendar years during which he both participated in the Plan and received his greatest aggregate Compensation from the Employer.

(2)

The increase in the maximum benefit limit under Code § 415(b) for 2002 will affect individual Participants differently, as follows:

(a)

The increase in the maximum benefit limit under Code § 415(b)(1)(A) will result in an automatic benefit increase for a Participant who had at least one Hour of Service on or after the first day of the Limitation Year ending after December 31, 2001.

(b)

The increase in the maximum benefit limit under Code § 415(b)(1)(A) will not result in any benefit increase for any Participant who retired or otherwise terminated his or her employment with the Company and all Affiliated Companies before the first day of the Limitation Year ending after December 31, 2001, regardless of when his or her benefit commenced or will commence.

(B)

Adjustment for Early Retirement.  Effective for Limitation Years ending after December 31, 2001, if the Benefit of a Participant begins prior to age 62, the Defined Benefit Dollar Limitation applicable to the Participant at such earlier age is an Annual Benefit payable in the form of a straight life annuity beginning at the earlier age that is the Actuarial Equivalent of the Defined Benefit Dollar Limitation applicable to the Participant at age 62 (adjusted under (A) above, if required).  The Defined Benefit Dollar Limitation applicable prior to age 62 is determined as the lesser of: (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in the Plan, and (2) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a five percent (5%) interest rate and the Applicable Mortality Table as defined in Section 7.3(C). Any decrease in the Defined Benefit Dollar Limitation determined in accordance with this Section 7.1(B) shall not reflect a mortality decrement to the extent Benefits are not forfeited upon the death of the Participant.  To the extent that any Benefits are forfeited upon death, the full mortality decrement shall be taken into account.

(C)

Adjustment for Deferred Retirement.  Effective for the Limitation Years ending after December 31, 2001, if the Benefit of a Participant begins after the Participant attains age 65, the Defined Benefit Dollar Limitation applicable to the Participant at the later age is the Annual Benefit payable in the form of a straight life annuity beginning at the later age that is Actuarially Equivalent to the Defined Benefit Dollar Limitation applicable to the Participant at age 65 (adjusted under Section 7.1(A) above, if required).  The Actuarial Equivalent of the Defined Benefit Dollar Limitation applicable after age 65 is determined as the lesser of: (1) the Actuarial Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using the interest rate and mortality table (or other tabular factor) specified in the Plan, and (2) the Actuarial

Equivalent (at such age) of the Defined Benefit Dollar Limitation computed using a five  percent (5%) interest rate assumption and the Applicable Mortality Table as defined in Section 7.3(C). For these purposes, mortality between age 65 and the age at which Benefits commence shall be ignored.

(D)

Total Annual Pension Not in Excess of $10,000.  The limitation in Section 7.1(A) shall not be applicable with respect to a Participant if the Benefit payable with respect to the Participant under the Plan and all other defined benefit plans of the Employer do not, in the aggregate, exceed $10,000 for the Limitation Year or for any prior Limitation Year, provided that the Employer has not at any time maintained a defined contribution plan in which the Participant participated.

(E)

Adjustment of Limitation for Vesting Service or Participation.

(1)

Vesting Service Fraction:  If a Benefit is payable to a Participant who has fewer than 10 Years of Vesting Service when the Benefit begins, the Participant’s Annual Benefit shall not exceed the Defined Benefit Dollar Limitation as adjusted by multiplying such amount by a fraction known as the “Vesting Service Fraction.”  The numerator of the Vesting Service Fraction is the Participant’s years (or part thereof) of Vesting Service, and the denominator of which is ten.

(2)

Participation Fraction:  If a Benefit is payable to a Participant who has fewer than 10 years of participation in the Plan when the Benefit begins, the limitations set forth in Section 7.1(A)(2) and 7.1(D) shall be adjusted by multiplying such amounts by a fraction known as the “Participation Fraction.”  The numerator of the Participation Fraction is the Participant’s years of participation (or part thereof), and the denominator of which is ten.  To the extent provided in regulations, this Section 7.1(E)(2) shall apply separately with respect to each change in the benefit structure of the Plan.

(3)

Limitations on Reductions.  In no event shall Section 7.1(E)(1) and (2) reduce the limitations set forth in Section 7.1(A) and (D) to an amount less than one-tenth of the applicable limitation (as determined without regard to this Section 7.1(E)).

(4)

Application to Changes in Benefit Structure.  To the extent required by the Secretary of the Treasury, this Section 7.1(E) shall be applied separately with respect to each change in the Benefit structure of the Plan.

(F)

Preservation of Current Accrued Benefit as of December 31, 1986.  If the Current Accrued Benefit of an individual who was a Participant in the Plan or in another plan of an Employer as of the first day of the Limitation Year beginning January 1, 1987, exceeds the benefit limitations under Code § 415(b) (as modified by Section 7.1(B) and (C)), then, for purposes of Code §§ 415(b) and (e), the Defined Benefit Dollar Limitation with respect to such individual shall be equal to such Current Accrued Benefit.

7.2

Defined Contribution Plan Limitation.  In any case in which an individual has at any time participated in this Plan (or in another pension plan of the Employer) and has also participated in any defined contribution plan qualified under Code § 401(a) maintained by the Employer, the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction with respect to that Participant for any Limitation Year shall not exceed 1.0.  If the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction with respect to any Participant for any Limitation Year would otherwise exceed 1.0, the Annual Benefit payable under this Plan shall be reduced to the extent necessary to comply with such 1.0 limit.  Notwithstanding the foregoing, this Section 7.2 shall not apply to any Participant whose Annuity Starting Date is after December 31, 1999, with respect to Limitation Years beginning after December 31, 1999.

7.3

Definitions for Purposes of Sections 7.1 and 7.2.  The following definitions shall apply for purposes of Sections 7.1 and 7.2:

(A)

 “Annual Benefit” shall mean the Benefit payable annually under this Plan in the form of a straight life annuity, within the meaning of Code § 415(b)(2).  Except as provided herein, a Participant’s Benefit under the Plan shall, for purposes of applying the limitations of Sections 7.1 and 7.2, be adjusted to a straight life annuity beginning at the same age, which is the Actuarial Equivalent of such Benefit.  The adjustment provided for in the preceding sentence shall be made in such manner as the Secretary of the Treasury may prescribe.  Prior to January 1, 1996, the equivalent Annual Benefit shall be the greater of the equivalent Annual Benefit computed using the interest rate and mortality table specified in the Plan for Actuarial Equivalence for the particular form of benefit payable, and the equivalent Annual Benefit computed using a five percent (5%) interest rate assumption and the mortality table specified in the Plan for Actuarial Equivalence.  Effective January 1, 1996, the equivalent Annual Benefit shall be the greater of the equivalent Annual Benefit computed using the interest rate and mortality table specified in the Plan for Actuarial Equivalence for the particular form of benefit payable, and the equivalent Annual Benefit computed using a five percent (5%) interest rate assumption and the Applicable Mortality Table as defined in Section 7.3(C); provided that, for purposes of adjusting any form of benefit subject to Code § 417(e)(3), the Applicable Interest Rate shall be substituted for five percent (5%).  For purposes of making the foregoing adjustment to a straight life annuity, there shall not be taken into account the value of a Qualified Joint and Survivor Annuity provided under the Plan to the extent that such value exceeds the sum of (1) the value of a straight life annuity beginning on the same date and (2) the value of any post-retirement death benefits, would be payable even if the annuity were not in the form of a Joint and Survivor Annuity.

(If a Participant receives his Benefit in any form other than a straight life annuity, and if the Participant’s Annual Benefit is reduced under Section 7.1 or 7.2, the Participant’s Benefit payable in such other form shall be the Actuarial Equivalent of the Participant’s Annual Benefit as so reduced, determined using the same assumptions specified above.)

(B)

“Applicable Interest Rate” shall mean, under Code § 417(e)(3), the 30-year Treasury Rate, as specified by the Commissioner of Internal Revenue, for (1) prior to January 1, 2002, the month of December preceding the beginning of the Plan Year, which contains the date of determination, and (2) on and after January 1, 2002, the month of November preceding the beginning of the Plan Year, which contains the date of determination.

(C)

“Applicable Mortality Table” shall mean the mortality table set forth in Revenue Ruling 95-6 (effective through December 30, 2002) or in Revenue Ruling 2001-62 (effective on and after December 31, 2002) or in any successor table prescribed by the Commissioner of Internal Revenue in a revenue ruling, notice, or other document of general applicability.  The Applicable Mortality Table in effect at any given time shall be based on the prevailing commissioners’ standard table described in Code § 807(d)(5)(A) used to determine reserves for group annuity contracts.

(D)

“Current Accrued Benefit” shall mean a Participant’s Accrued Benefit under the Plan (or another pension plan of the Employer), determined as if the Participant had Separated From Service as of the close of the last Limitation Year beginning before January 1, 1987, when expressed as an Annual Benefit within the meaning of Code § 415(b)(2).  In determining the amount of a Participant’s Current Accrued Benefit, the following shall be disregarded: (1) any change in the terms and conditions of the Plan after May 5, 1986; and (2) any cost-of-living adjustment occurring after May 5, 1986.

(E)

“Defined Benefit Dollar Limitation” shall mean, for the Limitation Year ending in 2002, $160,000; and for Limitation Years ending after December 31, 2001, $160,000, as adjusted, effective January 1 of each year, under Code § 415(d) in such manner as the Secretary shall prescribe, and payable in the form of a straight life annuity.  A limitation as adjusted under Code § 415(d) shall apply to Limitation Years ending with or within the calendar year for which the adjustment applies.

(F)

“Defined Benefit Plan Fraction” shall mean, for any Limitation Year, a fraction, the numerator of which is the projected Annual Benefit of the Participant under this Plan (determined as of the end of the Limitation Year), and the denominator of which is the lesser of:

(1)

The product of 1.25, multiplied by the Defined Benefit Dollar Limitation in effect for such Limitation Year; or

(2)

The product of 1.4, multiplied by the amount that may be taken into account under Section 7.1(A)(ii) with respect to such Participant for such Limitation Year.

For purposes of this Section 7.3(F), a Participant’s projected Annual Benefit shall be calculated under the Plan on the assumptions that he remains in the service of the Employer until his Normal Retirement Age (or his current age, if that is later), that his Compensation continues at the same rate as in the Limitation Year the projection is being made, and that all other factors used to determine Benefits under the Plan remain the same as in the Limitation Year the projection is being made.  If a Participant’s projected number of years of Benefit Service at his Normal Retirement Age is less than ten, the denominator of the Defined Benefit Plan Fraction shall be adjusted by multiplying such denominator by a fraction, the numerator of which is such projected number of years of Benefit Service and the denominator of which is ten.

(G)

“Defined Contribution Dollar Limitation” shall mean the limitation set forth in Code § 415(c)(1)(A) (i.e., $30,000 multiplied by the applicable cost-of-living adjustment factor prescribed under Code § 415(d)).

(H)

“Defined Contribution Plan Fraction” shall mean, for any Limitation Year, a fraction, the numerator of which is the sum of the annual additions to the Participant’s account under any defined contribution plan maintained by an Employer for such Limitation Year and for all prior Limitation Years, and the denominator of which is the sum of the lesser of the following amounts, determined for such Limitation Year and for any prior year of employment with the Employer:

(1)

The product of 1.25, multiplied by the Defined Contribution Dollar Limitation in effect for such Year; or

(2)

35 percent of the Participant’s Compensation for such Year.

For purposes of computing the Defined Contribution Plan Fraction, “annual addition” shall mean the amount allocated to a Participant’s account during the Limitation Year as a result of:

(a)

Employer contributions (other than excess deferrals distributed in accordance with Treas. Reg. §§ 1.402(g)-l(e)(2) or (3));

(b)

Employee contributions;

(c)

Forfeitures; and

(d)

Amounts described in Code §§ 415(l)(1) and 419A(d)(2).

The annual addition for any Limitation Year beginning before January 1, 1987, shall not be recomputed to treat all employee contributions as an annual addition.

(I)

“Limitation Year” shall mean the calendar year.

7.4

Aggregation Rules .  For purposes of applying the limitations of Sections 7.1 and 7.2 applicable to a Participant for a particular Limitation Year, all tax-qualified defined benefit plans ever maintained by an Employer shall be treated as one defined benefit plan; and all tax-qualified defined contribution plans ever maintained by an Employer shall be treated as one defined contribution plan.

7.5

Transition Rule.

(A)

The provisions set forth in this Article VII, which are required by Code § 415(b)(2)(E) as amended by the Retirement Protection Act of 1994, the Small Business Job Protection Act of 1996, and the Taxpayer Relief Act of 1997 (collectively, “GATT”) shall apply to Benefits accruing on and after January 1, 1996, but shall not apply to Benefits accrued before January 1, 1996 (determined for each possible Annuity Starting Date and optional form of benefit) (“Old-Law Benefits”).  After December 31, 1995, the limitations of this Article VII, as amended to comply with GATT, shall apply to a Participant’s total Accrued Benefit, provided that, in any event, the Participant shall receive no less than his Old-Law Benefits, limited to the extent required under of Rev. Rul. 98-1, Q&A-15, in accordance with Rev. Rul. 98-1, of Q&A-14, Method 2.  The Participant’s Old-Law Benefits shall not be increased after January 1, 1996.

(B)

For purposes of the Section 7.5(A), determinations with respect to a Participant’s Old-Law Benefits prior to January 1, 1996, shall be based on the relevant provisions of the Plan as in effect on December 7, 1994.  Determinations with respect to a Participant’s Old-Law Benefits on or after January 1, 1996, shall take into account the provisions of this Article VII as amended.

ARTICLE VIII

FUNDING OF BENEFITS

8.1

Employer Contributions.

(A)

For the purpose of providing the Benefits required by the Plan, the Employer shall pay over contributions to the Trustees from time to time in such amounts as the Plan Administrator shall determine to be necessary to fund the payment of Benefits.  Such contributions shall be deposited in the Trust Fund.  The Trust for the Plan shall be funded in accordance with the funding policy and method determined by the Plan Administrator in conjunction with an Enrolled Actuary. The established funding policy and method shall be reviewed at least annually by the Plan Administrator.

(B)

If in accordance with Article IV all or any portion of a Participant's Accrued Benefit is forfeited, such forfeiture shall not be used to increase Benefits.

8.2

Amount and Timing of Employer Contributions.

(A)

The Employer shall contribute to the Plan such amounts as are deemed necessary by an Enrolled Actuary to fund the Benefits provided by the Plan on an acceptable basis in accordance with the minimum funding requirements of Code § 412. Any actuarial gains arising from actual experience under the Plan will be used to reduce future Employer contributions and will not be used to increase any Benefits payable under the Plan.

(B)

Except for the payments necessary to satisfy the minimum funding standards of Code § 412, the Employer shall have no liability for payments under the Plan or for the expenses incurred in connection with the operation of the Plan.  Persons entitled to such payments shall look entirely to the assets of the Plan. All Benefits payable under the Plan shall be paid or provided for either from the Plan or from the Pension Benefit Guaranty Corporation and the Employer assumes no liability or responsibility therefore. The Employer shall be under no obligation to make any contributions under the Plan after the Plan has been terminated, whether or not the Benefits accrued prior to the date of such termination have been fully funded.

(C)

The Employer shall not be required to make, but may make for any year, any contributions to the Plan in any amount, which is greater than the amount specified in Section 8.2(A) above. The timing of all contributions shall be entirely discretionary with the Employer to the extent permitted by the Code.

8.3

Refund of Employer Contributions.

(A)

Once a contribution is made to the Plan by the Employer on behalf of the Participants, it is not refundable to the Employer unless the contribution:

(1)

was made in error as a result of a mistake of fact;

(2)

was conditioned upon a favorable ruling from the Internal Revenue Service that the Plan will continue to qualify under Code § 401(a) and such a ruling is not received; or

(3)

was conditioned upon the contribution being allowed as a deduction for federal income tax purposes and such deduction is disallowed.

(B)

Any permissible refund under Section 8.3(A)(1) above, must be made within one year from the date the contribution was made to the Plan and any refund under Sections 8.3(A)(2) and (A)(3), above, must be made within one year from the date of the unfavorable ruling as to tax qualification or the disallowance of the tax deduction, whichever is applicable.

8.4

Participant Contributions. No contributions shall be required of or be permitted by the Participants.

ARTICLE IX

ADMINISTRATION

9.1

Plan Administrator.

(A)

The Principal Employer shall serve as Plan Administrator.  However, the Principal Employer's Board of Directors in its discretion may designate one or more Employees to serve as Plan Administrator.  Such Employees, shall be known as the Pension Committee.

(B)  Any Plan Administrator, appointed by the Principal Employer, by accepting appointment as such, shall be a Named Fiduciary and agrees to act in accordance with the express terms and conditions herein stated, and in accordance with all applicable laws and regulations.  When two or more persons serve as Plan Administrator, they are specifically authorized, by a written agreement between or among themselves, to allocate specific responsibilities, obligations, or duties between or among themselves.  An original copy of such written agreement is to be retained with the other documents pertaining to this Plan.  No fee or Compensation shall be paid to any Employee who serves as Plan Administrator.

(C)

Any Plan Administrator appointed by the Principal Employer may resign at any time by delivering to the Principal Employer a written notice of resignation, to take effect at a date specified therein, which shall not be less than thirty (30) days after the delivery thereof, unless such notice shall be waived by the Principal Employer.

(D)

Any Plan Administrator appointed by the Principal Employer may be removed with or without cause by the Principal Employer by delivery of a written notice of removal, to take effect at a date specified therein, which shall be not less than thirty (30) days after delivery thereof, unless such notice shall be waived by the Plan Administrator.

(E)

The Principal Employer, upon receipt of, or upon giving notice of, the resignation or removal of a Plan Administrator, shall promptly designate a successor Plan Administrator who must signify acceptance of this position in writing. In the event no successor is appointed, the remaining Plan Administrator, if any, shall continue to serve; however, if there is no such remaining person or persons, then the Principal Employer will function as the Plan Administrator until a new Plan Administrator has been appointed and has accepted such appointment.

9.2

Actions of Plan Administrator.  In the event that more than one person serves as Plan Administrator, any action, which this Plan authorizes or requires any Plan Administrator appointed by the Principal Employer to do and which has not been allocated to a specific person may be done by a majority of such persons, and the action of such majority expressed from time to time by vote at a meeting or by a signed writing without a meeting shall have the same effect for all purposes as if assented to by all of such persons.

9.3

Administrators.  The Plan Administrator may designate committees or individuals to perform the administrative functions required of it. The individuals or the members of any committee, herein together called "Administrators", may but need not be Participants or Employees.

9.4

Expenses of Plan Administrator. Any expenses incurred by the Plan Administrator or any Administrators shall be considered a cost of the Plan and shall be paid in accordance with the provisions of Section 13.4.

9.5

Administrators' Status.  The Plan Administrator shall notify the Trustees of the names of any Administrators. The Trustees may conclusively assume that the persons or entities named are continuing to act in that capacity until the Plan Administrator notifies the Trustees to the contrary.

9.6

Duties of Plan Administrator.

(A)

The Plan Administrator shall have all powers necessary to administer the Plan in accordance with its terms and applicable law, and shall also have discretionary authority to determine eligibility for participation or benefits and to construe the terms of the Plan.  Any construction, interpretation, or application of the Plan by the Plan Administrator shall be final, conclusive, and binding on all persons.

(B)

In addition to its duties as elsewhere set forth in the Plan, the Plan Administrator shall have the following rights, powers, and duties, which it may delegate to any of the Administrators:

(1)

to construe the terms of the Plan, correct defects, supply omissions and reconcile inconsistencies to the extent necessary to effectuate the Plan;

(2)

to create forms and to prepare and enforce such rules, regulations, and procedures, as shall be necessary for the efficient administration of the Plan;

(3)

to determine when Employees become eligible to participate in the Plan and when they become eligible for Benefits and to certify to the Trustees the names of such eligible Employees and of Participants who have terminated their employment as well as such other information as the Trustees may request;

(4)

to examine and approve or disapprove periodic accountings rendered by the Trustees, and in the event of a disagreement respecting an accounting, to take the necessary steps to ensure the correction thereof, including the right to compromise any differences with the Trustees;

(5)

to determine and pay the annual premiums due to the Pension Benefit Guaranty Corporation, and to give such Corporation notices or other information as may be required to be given;

(6)

to keep records containing all relevant data pertaining to and necessary for the administration of the Plan. Any information supplied by a Participant shall be presumed to be correct and the Plan Administrator shall incur no liability if it acts upon such information unless it knows or should have known that such information was incorrect;

(7)

to provide the Participants and Beneficiaries who become entitled to Benefits with a written explanation of the tax consequences of receiving a distribution from the Plan to the extent required by Code § 402(f);

(8)

to adopt and implement procedures for determining the qualified status of domestic relations orders;

(9)

to make all governmental filings required of it; and

(10)

in all instances in which the Plan Administrator is granted authority or discretion, which shall affect the Participants' Benefits, rights or privileges, to exercise such authority or discretion uniformly so that all Participants similarly situated shall be similarly treated,

It is expressly intended that in any action at law or equity involving this Plan, the Court should defer to the decision of the Plan Administrator.

9.7

Trustees' Duties and Investment Authority.  The Trustees shall have the sole responsibility for the administration of the Trust and the management of the assets (including the voting on corporate actions by securities holders) held under the Trust as set forth in the Trust Agreement; provided however, that the Trustees are subject to the direction of the Principal Employer, which is a Named Fiduciary, as to control and management of the Plan assets, and further provided that the Employer may appoint investment managers, as defined in ERISA § 3(35), to direct the Trustees with respect to the Plan assets in the custody of the Trustees.

9.8

Principal Employer's Responsibilities.

(A)

The Principal Employer, as Plan Sponsor, has the authority to create, amend, suspend and terminate this Plan and to make contributions hereto.  In addition, the Principal Employer shall serve as a Named Fiduciary having the following (and only the following) authority and responsibility:

(1)

to establish and communicate to the Trustees and to other Named Fiduciaries funding policy and method for the Plan;

(2)

to serve as or appoint a Plan Administrator

and to monitor its performance;

(3)

to communicate such information to the Trustees

and other Named Fiduciaries as each needs for the proper performance of its duties; and

(4)

to provide channels and mechanisms through which the Plan Administrator and Trustees can communicate with Participants and beneficiaries.

(B)

All appointees of the Principal Employer shall serve at the pleasure of the Principal Employer and shall be subject to discharge or dismissal and/or to replacement by the Principal Employer.  In addition, the Principal Employer shall perform such duties as are imposed by law or by regulation and shall serve as Plan Administrator in the absence of the appointment of another party as Plan Administrator.

9.9

Limitation of Responsibilities.  No Named Fiduciary shall have authority or responsibility to deal with matters other than as allocated to it under this Plan or by operation of law.  Except as required as a matter of law, no Named Fiduciary shall be liable for any breach of fiduciary responsibility or obligation by another fiduciary (including other Named Fiduciaries) if the responsibility or authority for the act or omission deemed to be a breach was not within the scope of the said Named Fiduciary's authority or allocated responsibility.

9.10

Allocation of Responsibilities.  Each Named Fiduciary shall have the right to designate other persons to carry out its fiduciary responsibilities (other than with respect to the management or control of the assets of the Plan).  Each such designation shall be in writing, shall indicate the responsibility being assigned and shall be signed by both the Named Fiduciary making the designation and the person accepting the designation.  The Named Fiduciary making the designation shall also periodically review the performance of the person who is carrying out the fiduciary responsibility. The Named Fiduciary shall rescind any designation if it determines that such performance is unsatisfactory. To the extent that the Named Fiduciaries do not exercise their right to designate others to carry out their fiduciary responsibilities, they shall remain as set forth in this Plan.

9.11

No Joint Responsibilities. Any fiduciary responsibility, which a person has been designated to perform, is intended to be the responsibility of the designated fiduciary and not a joint fiduciary.  Moreover, a person acting upon the directions of, or in accordance with decisions made by a fiduciary shall not be deemed to have assumed joint responsibility for such directions or decisions, which on their face are proper under applicable law and which are given or made within the scope of the fiduciary's responsibilities.

9.12

Indemnification.  Unless resulting from the willful misconduct or lack of good faith of a person who is an Employee and who is acting in a fiduciary capacity and to the extent not insured against by any insurance company pursuant to the provisions of any applicable insurance policy, the Principal Employer shall indemnify and hold harmless such person from, against, for and in respect of any and all damages, judgments, losses, obligations, liabilities, liens, fines, deficiencies, costs and expenses, including without limitation, reasonable attorney's fees and other costs and expenses incident to any suit, action, investigation, claim or proceeding suffered, sustained, incurred or required to be paid by such person in connection with the exercise of his responsibilities under the Plan.

9.13

Multiple Fiduciary Capacities.  Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

9.14

Professional Assistance.  The Plan Administrator and the Administrators shall have the right to employ clerical help, consulting, investment, actuarial, accounting, legal, medical and other professional assistance and may rely upon the written opinions and certifications of any such person, provided that such person has been prudently selected.

9.15

Service of Process. The Plan Administrator shall be the designated agent for the service of legal process with respect to any matter concerning the Plan.

9.16

Benefit Application Procedure. When a Participant or Beneficiary (the "Claimant") becomes eligible to receive a Benefit, or notifies the Plan Administrator of his claim for a Benefit, the Plan Administrator shall supply an appropriate Benefit application form. Upon submission of a completed and executed application form, the Plan Administrator shall either approve or deny the claim for a Benefit, and shall designate the date of the Participant's retirement, death, or Separation From Service. The Plan Administrator shall advise the Claimant thereof, in writing, within ninety (90) days of the date on which the Benefit claim was submitted.

9.17

Review Procedure.

(A)

In the event that any claim for a Benefit is wholly or partially denied, written notice of such denial shall be provided to the Claimant, setting forth, in a manner calculated to be understood by the Claimant, the following:

(1)

the specific reason for the denial;

(2)

a specific reference to the pertinent Plan provisions on which the denial is based;

(3)

a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation of why such material or information is necessary; and

(4)

an explanation of the Plan's claim review procedure and the time limits applicable to such procedure, including a statement of the Claimant's right to bring a civil action under ERISA § 502(a) following an adverse benefit determination on appeal.

(B)

The Claimant may appeal the denial of the claim to the Plan Administrator for a full and fair review.  A request for such review shall be made in writing to the Plan Administrator within sixty (60) days after receipt by the Claimant of written notification of the denial. As part of this review procedure, the Claimant or a duly authorized representative of the Claimant may review any pertinent documents and may submit issues and comments in writing to the Plan Administrator. The Claimant or the Claimant's authorized representative may examine the Plan and obtain, upon request and without charge, copies of all information relevant to the Claimant's appeal.  The Plan Administrator, in its sole discretion, may determine to hold a hearing if it deems such hearing to be necessary in order to provide a full and fair review of the claim denial. If such a hearing is held, the Claimant may appear in person or by a duly authorized representative.

(C)

Except as hereinafter provided, the Plan Administrator shall render its decision within sixty (60) days after receipt of the request for review.  If there are special circumstances, such as the need to hold a hearing, requiring an extension of time for processing, a decision shall be rendered within 120 days after receipt of the request for review, in which event the Plan Administrator shall prior to the end of the original sixty (60) day period notify the Claimant of the extension.  The Plan Administrator's decision shall be in writing and shall include specific references to the Plan provisions on which the decision is based as well as the specific reasons for the decision, written in a manner calculated to be understood by the Claimant.  Unless a court of competent jurisdiction determines otherwise, the Plan Administrator's final determination with respect to any claim for a Benefit shall be binding and conclusive upon all parties.  It is expressly intended that in any action at law or in equity involving the Plan, the Court should defer to the decision of the Plan Administrator.

ARTICLE X

AMENDMENT

10.1

Right to Amend.

(A)

Subject to the requirements of Sections 10.2 and 13.3, or as otherwise limited by the Code or ERISA, the Principal Employer shall have the right to amend this Plan at any time.  The Plan shall be deemed amended if the Board of Directors of the Principal Employer adopts a resolution amending the Plan, pursuant to the By-laws of the Principal Employer.  Any amendment may be made retroactively in order to qualify the Plan under the applicable provisions of the Code, ERISA, and the regulations thereunder; provided that any such amendment must have been effective for all purposes and for the entire period during which the Plan failed to be qualified.  Each amendment adopted by the Principal Employer shall be deemed to be adopted with respect to each Associated Employer to which written notice thereof, including a copy of the amendment, is given.  Notwithstanding the foregoing, no amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant’s Accrued Benefit.  Notwithstanding the preceding sentence, an amendment applying to a Plan Year that (1) is adopted after the close of such Plan Year but no later than 2-1/2 months after the close of such Plan Year, (2) does not reduce the Accrued Benefit of any Participant determined as of the beginning of the first Plan Year to which the amendment applies, and (3) does not reduce the Accrued Benefit of any Participant determined as of the time of adoption except to the extent required by circumstances, may reduce Accrued Benefits if the Plan Administrator files a notice with the Secretary of Labor notifying him of such amendment and the Secretary of Labor has approved such amendment, or within 90 days after the date on which such notice was filed, has failed to disapprove such amendment.  For purposes of this Section 10.1(A), a Plan amendment that has the effect of (1) eliminating or reducing an early retirement benefit or a subsidy, or (2) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment, shall be treated as reducing Accrued Benefits unless such amendment is otherwise permitted by law.  In the case of a retirement-type subsidy, the preceding sentence shall apply only with respect to a Participant who satisfies (either before or after the amendment) the pre-amendment conditions for the subsidy.  In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a Social Security supplement, or a death benefit (including life insurance).  Furthermore, no amendment to the Plan shall have the effect of decreasing a Participant’s vested interest determined without regard to such amendment as of the later of the date such amendment is adopted or becomes effective.

(B)

Notwithstanding the provisions of Section 10.1(A), any amendment necessary to initially qualify or to re-qualify the Plan under Code § Section 401(a) may be made without the further approval of the Principal Employer's Board of Directors, if signed by its duly authorized officers.

10.2

Effect of Amendments on Vesting.

(A)

No amendment changing the Plan's vesting provisions shall result in a Participant's nonforfeitable Benefit, determined as of the later of the date such amendment is adopted or the date such amendment becomes effective, being less than his nonforfeitable Benefit computed under the Plan without regard to such amendment. Moreover, after January 1, 1989, a Participant having three (3) years of Vesting Service prior to the end of the election period set forth in Section 10.2(B), below, shall be permitted to irrevocably elect, during such election period, to have his nonforfeitable Benefit computed under the Plan without regard to such amendment.

(B)

The period during which the irrevocable election may be made shall begin with the date that the amendment is adopted and shall end sixty (60) days after the latest of the effective date of the amendment, the date on which the Participant is issued written notice of the amendment, or the date of the amendment's adoption.

ARTICLE XI

TERMINATION OR MERGER

11.1

Principal Employer's Right to Terminate. Even though the Principal Employer intends to continue the Plan in existence for an indefinite period of time, circumstances not now anticipated or foreseeable may arise in the future to cause the Principal Employer to be unable to continue the Plan in existence and therefore, the Principal Employer reserves the right to terminate the Plan at any time.  The Trustee and the Plan Administrator shall be notified in writing of any determination to terminate the Plan.

11.2

Effect of Termination.

(A)

In the event of the complete termination of the Plan, each Participant's right to his Accrued Benefit shall be fully vested and nonforfeitable (although the satisfaction of that right from the Plan will depend upon the extent to which the Accrued Benefit has been funded).  Subject to the provisions of this Article and the requirements of Title IV of ERISA, the Plan Administrator after having first determined the asset value properly allocable to each Employer, shall instruct the Trustees to allocate the Plan assets allocated to each Employer among the Participants and Beneficiaries of that Employer in accordance with Section 11.4. Thereafter, the Plan assets shall be liquidated, after provision for the expenses of the liquidation, by the payment or provision for the payment of Benefits in accordance with such allocation.  Any distribution of Benefits after termination of the Plan may be made, in whole or in part, to the extent that no discrimination in value results, in cash, in securities or other assets in kind, or in nontransferable annuity contracts, as the Plan Administrator in its discretion, shall determine. The Trustees shall continue to hold the Plan assets after the termination of the Plan for such period of time as may be required to complete the liquidation in accordance with the terms of this Article.

(B)

In the event that a partial termination of the Plan shall be deemed to have occurred, each Participant affected shall have a vesting percentage of 100 percent with respect to the portion of the Participant's Accrued Benefit as to which the partial termination occurred (although satisfaction of such right to any portion of the Participant's Accrued Benefit will depend on the extent to which such portion of the Accrued Benefit has been funded). In all other respects, the Plan shall continue in effect in accordance with its terms.

11.3

Allocation of Assets on Termination. If the Plan is terminated, the Trustees, upon the direction of the Plan Administrator and subject to Section 11.4, shall make an allocation of the Plan assets in accordance with the priorities set forth in ERISA § 4044 and the regulations thereunder.  Any amount remaining after all fixed and contingent liabilities of the Plan have been satisfied shall be returned to the Principal Employer, to the extent such amount is due to erroneous actuarial computations.

11.4

IRS Approval of Distribution. If the Internal Revenue Service determines that the allocation made pursuant to Section 11.3 results in the discrimination prohibited by Code § 401 (a)(4), then, if required to prevent the disqualification of the Plan, the assets shall be reallocated to the extent necessary to avoid such discrimination.

11.5

Plan Merger.  If the Plan is merged or consolidated with, or if its assets or liabilities are transferred to, any other plan, provision shall be made so that the Benefit, which each Participant on the date thereof would receive immediately after such merger, consolidation, or transfer, if the resulting plan were terminated, shall be at least equal to the Benefit that the Participant would have been entitled to receive immediately before the merger, consolidation, or transfer if this Plan had then been terminated.

ARTICLE XII

TOP-HEAVY PLAN PROVISIONS

12.1

Top-Heavy Rules to Control. If for any Plan Year beginning after December 31, 1983, the Plan is a Top-Heavy Plan, as determined pursuant to Code § 416, then the provisions of this Article shall supersede any conflicting provisions in the Plan.

12.2

Definitions. As used in this Article, the following terms shall have the meanings set forth below:

(A)

"Affiliated Company" shall mean any entity that, with the Employer, forms a "controlled group of corporations" within the meaning of Code § 414(b), a "group of trades or businesses under common control" within the meaning of Code § 414(c), or an "affiliated service group" within the meaning of Code § 414(m).

(B)

"Aggregation Group" shall mean:

(1)

each plan (including a frozen plan or a plan that has been terminated during the 60-month period ending on the Determination Date) of the Employer or an Affiliated Company in which  a Key Employee is a participant;

(2)

each other plan (including a frozen plan or a plan that has been terminated during the 60-month period ending on the Determination Date) of the Employer or an Affiliated Company which enables any plan in which a Key Employee participates to meet the requirements of Code §§ 401(a)(4) or 41; and

(3)

each other plan (including a frozen plan or a plan which has been terminated during the 60-month period ending on the Determination Date) of the Employer or an Affiliated Company which is included by the Plan Administrator if the Aggregation Group, including such a plan, would continue to meet the requirements of Code §§ 401(a)(4) and 410.

(C)

"Determination Date" shall mean as to any Plan Year the last day of the preceding Plan Year.

(D)

"Key Employee" shall mean any Employee or former Employee (including a deceased Employee) who at any time during the Plan Year ending on the Determination Date is described below, provided that the identity of the persons identified as a Key Employee shall be determined pursuant to the provisions of Code § 416(i) and the regulations thereunder:

(1)

An officer of the Employer or any Affiliated Company having Compensation for the Plan Year ending on the Determination Date that is greater than $130,000 (as adjusted in accordance with Code § 416(i)(1) for Plan Years beginning after 2002).

(a)

An individual shall be considered an officer only if he:

(i)

is in the regular and continuous employ of the Employer or an Affiliated Company;

(ii)

has been designated as an officer pursuant to election or appointment by the Board of Directors or other person or governing body having authority to elect or appoint officers of the Employer or an Affiliated Company; and

(iii)

is an administrative executive.

(b)

The number of persons to be considered officers in any Plan Year shall be no more than 50, or, if less, the greater of:

(i)

three Employees, or

(ii)

ten percent (10%) of the greatest number of employees (including leased employees within the meaning of Code § 414(n )) employed by the Employer and all Affiliated Companies during the Plan Year ending on the Determination Date.

(2)

A five percent (5%) owner of the Employer, as defined in Code § 416(i)(1);

(3)

A one percent (1%) owner of the Employer (as defined in Code § 416(i)(1) who has annual Compensation that,  in the aggregate, is in excess of $150,000.

(4)

The Beneficiary of any deceased Participant who was a Key Employee shall be considered a Key Employee for the same period as the deceased Participant would have been so considered.

(5)

Annual Compensation for purposes of this Section 12.2(D) shall be determined by applying the definition of Compensation used for purposes of Code § 415 and the regulations thereunder.

(E)

"Key Employee Ratio" shall mean the ratio for any Plan Year, calculated as of the Determination Date of such Plan Year, determined by dividing the amount described in Section 12.2(E)(1) by the amount described in Section 12.2(E)(2), after deducting from each such amount any portion thereof described in Section 12.2(E)(3).

(1)

The cumulative benefits for Key Employees shall be the sum of:

(a)

the present value of all accrued benefits of Key Employees under all qualified defined benefit plans included in the Aggregation Group;

(b)

the balances in all of the accounts of Key Employees under all qualified defined contribution plans included in the Aggregation Group;

(c)

the amounts distributed on account of Separation From Service, death, or disability from all plans in the Aggregation Group to (or on behalf of) Key Employees during the one-year period ending on the Determination Date; and

(d)

any other amounts distributed from the plans in the Aggregation Group to (or on behalf of) Key Employees during the five-year period ending on the Determination Date.

(2)

The cumulative benefits for all Employees shall be the sum of:

(a)

the present value of all accrued benefits of all Participants under all qualified defined benefit plans included in the Aggregation Group;

(b)

the balances in all of the accounts of all Participants under all qualified defined contribution plans included in the Aggregation Group;

(c)

the amounts distributed on account of Separation From Service, death, or disability from all plans in the Aggregation Group to (or on behalf of) all Participants during the one-year period ending on the Determination Date; and

(d)

any other amounts distributed from the plans in the Aggregation Group to (or on behalf of) Participants during the five-year period ending on the Determination Date.

(3)

The benefits to be disregarded shall be:

(a)

all rollover contributions (or fund to fund transfers) to the Plan by Employees after December 31, 1983, from plans sponsored by entities other than the Employer and Affiliated Companies;

(b)

any amounts included in Sections 12.2(E)(1) or (2) for persons who are Non-Key Employees as to the Plan year of reference but who were Key Employees as to any earlier Plan Year; and

(c)

any amounts included in Sections 12.2(E)(1) or (2) for persons who have not performed services for the Employer during the one-year period ending on the Determination Date.

(4)

The present value of accrued benefits under all qualified defined benefit plans included in the Aggregation Group shall be determined on the basis of the assumptions described in Section 1.2 of the Plan.  The value of proportional subsidies, including subsidized pre-retirement survivor’s benefits, subsidized early retirement benefits, and optional forms of payment, shall be ignored in determining the present value of accrued benefits.

(5)

Solely for the purpose of determining whether the Plan, or any other plan included in the Required Aggregation Group, is top-heavy, the accrued benefit of an Employee other than a Key Employee shall be determined under (a) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer and all Affiliated Companies, or (b) if there is no such method, as if such benefit accrued not more rapidly than at the slowest accrual rate permitted under the fractional accrual method of Code § 411(b)(1)(C).

(F)

"Non-Key Employee" shall mean any person who is an Employee or a former Employee in any Plan Year, but who is not a Key Employee as of that Plan Year.  The term Non-Key Employee shall also include the beneficiaries of such persons.

(G)

"Required Aggregation Group" shall mean all the plans described in Sections 12.2(B)(1) and (2).

(H)

"Top-Heavy Average Compensation" shall mean the average of the Participant's annual Compensation (as defined in Code § 415) over the period of five (5) consecutive years (or such shorter period as represents the longest period of consecutive years during which the Participant was in the employ of the Employer) yielding the highest  average, disregarding (1) Compensation paid in Plan Years prior to January 1, 1984, and (2) Compensation paid in Plan Years after the close of the last Plan Year in which the Plan was a Top-Heavy Plan.

(I)

"Top-Heavy Plan"  shall mean each plan in an Aggregation Group if, as of the applicable Determination Date, the Key Employee Ratio exceeds sixty percent (60%), determined in accordance with Code § 416.

(J)

"Top-Heavy Plan Year" shall mean any Plan Year commencing after December 31, 1983 in which the Plan is a Top-Heavy Plan.

(K)

"Year of Top-Heavy Service" shall mean, for any Participant, any Top-Heavy Plan Year in which a Participant completes 1,000 or more Hours of Service (whether or not such Hours of Service were completed during the Participant's period of participation in the Plan); and, at least one Key Employee or former Key Employee benefits (within the meaning of Code § 410(b)) under the Code.  The Participant shall not be credited with any Hours of Service toward a Year of Top-Heavy Service for a period during which he is absent from work on unpaid leave under the Family and Medical Leave Act of 1993.

12.3

Minimum Accrued Benefit.

(A)

Notwithstanding the provisions of Section 1.1, the Accrued Benefit of any Participant shall have a minimum Accrued Benefit if he has been credited with one or more Years of Top-Heavy Service.  This minimum Accrued Benefit, when expressed as an annual benefit payable in the form of a single life annuity commencing at the Participant’s Normal Retirement Date, shall not be less than the lesser of:

(1)

Two percent (2%) of the Participant's Top-Heavy Average Compensation, multiplied by the Participant's Years of Top-Heavy Service, or

(2)

Twenty percent (20%) of the Participant's Top Heavy Average Compensation.

(B)

For the purposes of determining whether or not the provisions of this Section 12.5 have been satisfied, contributions or benefits under Chapter 2 of the Code (relating to the Federal Insurance Contributions Act), Title II of the Social Security Act, or any other federal or state law are disregarded.

(C)

If the Required Aggregation Group includes both a defined benefit plan and a defined contribution plan and a Non-Key Employee who is entitled to a minimum Accrued Benefit participates in both, the Employer is not required to provide such Non-Key Employee with both the minimum benefit under this Plan and the minimum contribution under the defined contribution plan.  In such event, the Non-Key Employee shall have the minimum Accrued Benefit described in this Section 12.5.

(D)

The compensation taken into account for the purpose of determining the minimum Accrued Benefit under this Section 12.3 shall not be more than the amount in effect under Code § 401(a)(17) for the Plan Year in question.

(E)

In any Top-Heavy Plan Year, Section 3.1 shall be deemed inoperative to the extent that the operation thereof would bar Benefit accruals sufficient to satisfy the requirements of this Section 12.3.

(F)

In any Top-Heavy Plan Year, those provisions of Section 3.5 that would cause Benefit accrual to cease upon attainment of Normal Retirement Age, or upon a Participant’s attainment of his Normal Retirement Date had the Participant retired, shall be superseded to the extent necessary (and only to such extent) to permit the requirements of this Section 12.3 to be satisfied.

(G)

For purposes of determining a Participant’s Years of Top Heavy Service with the Employer, any service with the Employer shall be disregarded to the extent that such service occurs during a Plan Year when the Plan does not benefit any Key Employee or former Key Employee within the meaning of Code § 410(b).

12.4

Adjustments to Vesting Schedule.

(A)

In each Top-Heavy Plan Year, the schedule set forth in Section 12.4(B)  shall be substituted for the applicable vesting provisions in Article IV effective as of the first date of the Plan Year in which this Plan is a Top-Heavy Plan, provided, however, that:

(1)

the vested interest of each person who was a Participant as of the effective date of such substitution shall in no event be lower at any time than his vested interest would have been at such time if such vested interest were determined pursuant to the vesting provisions of Article IV as the same existed immediately prior to such substitution, and

(2)

the schedule set forth in Section 12.4(B) shall not apply to any Employee who does not complete an Hour of Service in a Top-Heavy Plan Year.

(B)

The minimum vesting schedule which shall apply in each Top-Heavy Plan Year is as follows:

Years of Vesting Service	Vested Percentage

Fewer than 2 years of Vesting Service	0%

2 years of Vesting Service, but fewer than 3	20%

3 years of Vesting Service, but fewer than 4	40%

4 years of Vesting Service, but fewer than 5	60%

5 years of Vesting Service, but fewer than 6	80%

6 or more years of Vesting Service	100%

Attainment of Normal Retirement Age	100%

(C)

In any Plan Year, which is not a Top-Heavy Plan Year, the schedule set forth in Section 4.1 shall apply, provided, however, that a change from the schedule in Section 12.4(B), above, to that of Section 4.1 shall be deemed an amendment to which the provisions of Section 10.2 shall apply.

ARTICLE XIII

MISCELLANEOUS

13.1

Notices and Certifications. In any case in which the Principal Employer, Trustees or Plan Administrator shall be directed to take any action upon the occurrence of any event, it shall take the appropriate action only upon receipt of any notice, paper or document reasonably believed by any of them to be genuine, and to have been signed and sent by the proper person, acting within the scope of his responsibilities under the Plan. In the case of communications from the Principal Employer, such communication shall be signed by a duly elected officer. The Plan Administrator shall be obligated to advise the Trustees from time to time of changes in the Principal Employer's officers or in its status.

13.2

No Employment Contract. Participation in the Plan shall not be construed as a contract of employment between the Employer and any Employee, nor shall it afford to any Employee a right to continue in employment with the Employer.

13.3

Exclusive Purpose. This Plan has been entered into for the exclusive purpose of providing Benefits to Participants and their beneficiaries and of defraying the reasonable expenses of administering the Plan.  No termination, amendment, or other action shall divert any part of the assets of the Plan to any other purpose.  In accordance with ERISA § 4044(d)(1), only such assets of the Plan as are available after all liabilities of the Plan to Participants and Beneficiaries have been satisfied in full shall revert to the Employer, to the extent such amount is due to erroneous actuarial computations.  Furthermore, it is a condition of this Plan that it qualify and remain qualified under Code §§ 401(a) and 501(a) and that the Employer’s contributions be deductible under Code § 404.

13.4

Expenses. All expenses of the Plan, including those necessary for the Trustees' management of the assets of the Plan, shall be paid from the assets of the Plan, unless paid by an Employer.

13.5

Small Amounts. If the scheduled monthly Benefit to a Participant is less than $20, the Plan Administrator may authorize the quarterly, semi-annual or annual payment of such Benefit or may pay the Actuarial Equivalent of such Benefit in a single sum cash payment, provided that if the amount to be paid in a single sum exceeds $5,000, determined pursuant to Section 4.3, such payment shall only be made with the Participant's consent.

13.6

Non-Duplication of Benefits. Notwithstanding any other provisions of the Plan, no Participant shall be entitled to receive duplicate Benefits for a single period of service.

13.7

Adjustment of Benefits. If it is found that the sex, age, service, Compensation or any other fact determining the amount or date of payment of any Benefit with respect to any Participant has been misstated, an adjustment of the Benefit shall be made by the Plan Administrator.

13.8

Restrictions Upon Assignment and Creditors' Claims. No Participant, former Participant, or his estate, or any Beneficiary shall have the power to alienate, dispose of, pledge or encumber any Benefit while the same shall be in the possession or control of the Trustees, nor shall the Trustees recognize any assignment thereof either in whole or in part, nor shall the interest of any such Participant or of his estate or Beneficiary, be subject to attachment, garnishment, execution or other legal Process while in the hands of the Trustees.  Notwithstanding the foregoing, the provisions of this Section 13.8 shall not preclude the Trustees from complying with: (A) a Qualified Domestic Relations Order, as authorized by Code § 414(p) and by Section 13. 9 of the Plan; or (B) a federal tax levy made pursuant to Code § 6331, or (C) subject to the provisions of Code § 401(a)(13), a judgment relating to the Participant's conviction of a crime involving the Plan or a judgment, order, decree or settlement agreement between the Participant and the

Secretary of Labor or the Pension Benefit Guaranty Corporation, relating to a violation (or an alleged violation) of Title I of ERISA.

13.9

Domestic Relations Orders.

(A)

Upon receipt of notification of any judgment, decree or order (including approval of a property settlement agreement), which relates to the provision of child support, alimony payments, or marital property rights of a Spouse, former Spouse, child, or other dependent of a Participant and which is made pursuant to a state domestic relations law (including a community property law) (herein referred to as a "Domestic Relations Order"), the Plan Administrator shall (1) notify the Participant and any prospective recipient of Benefits named in the Order (herein referred to as an "Alternate Payee") of the receipt and date of receipt of such Domestic Relations Order and of the Plan's procedures for determining the status of the Domestic Relations Order as a "Qualified Domestic Relations Order" ("QDRO"), and (2) within a reasonable period after receipt of such Order, determine whether it constitutes a QDRO. The Plan's procedures for the determination of QDRO status of a Domestic Relations Order shall be set forth by the Plan Administrator in writing, shall provide for the notification of each person specified in that Order as entitled to payment of Benefits under the Plan (at the address included in the Domestic Relations Order) of such procedures promptly upon receipt by the Plan Administrator of such Domestic Relations Order, and shall permit the prospective Alternate Payee to designate a representative for receipt of copies of notices that are sent to the prospective Alternate Payee with respect to a Domestic Relations Order.

(B)

During any period in which the issue of whether a Domestic Relations Order is a QDRO is being determined (by the Plan Administrator, by a court of competent jurisdiction, or otherwise), including the period beginning on the date of the Plan

Administrator's receipt of the Order, the Plan Administrator shall segregate in a separate account in the Plan or in an escrow account held by a Trustee, the amounts, if any, which would have been payable to the Alternate Payee during such period if the Order had been determined to constitute a QDRO, provided that, if no payments would otherwise be made under the Plan to the Alternate Payee or to the Participant or a Beneficiary of the Participant while the status of the Order as a QDRO is being determined, no segregation into a separate or escrow account shall be required. If a Domestic Relations Order is determined to be a QDRO within eighteen (18) months of the date of its receipt by the Plan Administrator or from the beginning of any other period during which the issue of its being a QDRO is being determined by the Plan Administrator, the Plan Administrator shall cause to be paid to the persons entitled thereto the amounts, if any, held in the separate or escrow account referred to above. If a Domestic Relations Order is determined not to be a QDRO, or if the status of the Domestic Relations Order as a QDRO is not finally resolved within such eighteen (18) month period, the Plan Administrator shall cause the separate account or escrow account balance, with interest thereon, to be returned to the general assets of the Trust or to be paid to the person or persons to whom such amount would have been paid if there had been no such Domestic Relations Order, whichever shall apply. Any subsequent determination that such Domestic Relations Order is a QDRO shall be prospective in effect only.

(C)

The following provisions shall apply to Alternate Payees:

(1)

Benefits payable to an Alternate Payee shall not continue beyond the lifetime of the Alternate Payee. In particular, no Alternate Payee shall have the right with respect to any Benefit payable by reason of a QDRO to (a) designate a Beneficiary with respect to amounts becoming payable under the Plan, (b) elect a method of Benefit distribution providing for Benefits continuing beyond the Alternate Payee's lifetime, (c) provide survivorship Benefits to a spouse or dependent of such Alternate Payee or to any other person, spouse or dependent or (d) transfer rights under the QDRO by will or by state law of intestacy.

(2)

None of the payments, Benefits or rights of any Alternate Payee shall be subject to any claim of any creditor, and, in particular, to the fullest extent permitted by law, all such payments, Benefits and rights shall be free from attachment, garnishment, trustee's process, or any other legal or equitable process available to any creditor of such Alternate Payee. No Alternate Payee shall have the right to alienate, anticipate, commute, pledge, encumber or assign any of the Benefits or payments, which he may expect to receive, contingently or otherwise, under the Plan.

(3)

Alternate Payees shall not have any right to exercise any election, privilege, option or direction rights of the Participant under the Plan except as specifically provided in the QDRO or receive communications with respect to the Plan except as specifically provided by law, regulation or the QDRO.

(4)

Each Alternate Payee shall advise the Plan Administrator in writing of each change of his name, address or marital status, and of each change in the provisions of the QDRO or of any circumstance set forth therein, which may be material to the Alternate Payees entitlement to Benefits thereunder or the amount thereof. Until such written notice has been provided to the Plan Administrator, the Plan Administrator shall be (1) fully protected in not complying with, and in conducting the affairs of the Plan in a manner inconsistent with, the information set forth in the notice, and (2) required to act with respect to such notice prospectively only, and then only to the extent provided for the QDRO. The Plan Administrator shall not be required to modify or reverse any payment, transaction or application of funds occurring before the receipt of any notice that would have affected such payment, transactions or applications of funds, nor shall the Plan Administrator or any other party be liable for any such payment, transaction or application of funds.

(5)

Except as specifically provided for in the QDRO, an Alternate Payee shall have no right to interfere with the exercise by the Participant or by any Beneficiary of their respective rights, privileges and obligations under the Plan.

13.10

Governing Law.  Except insofar as Pennsylvania law has been preempted by federal law, the Plan shall be construed, enforced, and regulated by the laws of the Commonwealth of Pennsylvania.

13.11

Binding Effect.  This Plan and each amendment thereto shall be binding upon the heirs, executors and administrators, successors and assigns of the Participants, Beneficiaries, Employer, Plan Administrator and Trustees.

13.12

Counterparts.  This Plan may be executed in several counterparts, each of which shall be considered an original, and the counterparts shall constitute but one and the same document, which may be sufficiently evidenced by any one counterpart.

13.13

Interpretation. As may be appropriate, pronouns used in this Plan shall be read and construed to refer to the masculine, feminine, or neuter.  Words in the singular shall be read and construed to refer to the plural when appropriate.

13.14

Titles. The titles of Articles and Sections as used in this Plan are included only for convenience and are not to be considered in their interpretation.

TO RECORD the adoption of this Amended and Restated Pension Plan, the Principal Employer has caused its authorized officers to affix their corporate names and seals hereto on this 28th day of January, 2008.

Attest:	HARLEYSVILLE GROUP INC.

/s/ Robert A. Kauffman	BY:	/s/ Michael L. Browne

Robert A. Kauffman		Michael L. Browne President & CEO
Secretary

TABLE I

ANNUITY OPTION CONVERSION FACTORS

I.

To convert from single life to 10-year certain and continuous:

Participant's		Participant's		Participant's
Age	Factor	Age	Factor	Age	Factor

55.977		61.959		67.920
56.975		62.954		68.911
57.972		63.949		69.901
58.969		64.943		70.890
59.966		65.936		71.878
60.963		66.929		72.865

II.

To convert from single life to 100 percent joint and survivor:

Participant's	----------------------Contingent Annuitant's Age--------------------
Age	Under 55	55-59	60-64	65-69	70 and over

55-59.870		.891	.912	.933	.952
60-64.813		.839	.867	.896	.923
65-69.740		.769	.803	.840	.877
70 and over	.653	.683	.721	.764	.811

III.

To convert from single life to 75 percent joint and survivor:

Participant's	----------------------Contingent Annuitant's Age--------------------
Age	Under 55	55-59	60-64	65-69	70 and over

55-59.899		.916	.933	.949	.963
60-64.853		.874	.897	.920	.941
65-69.791		.816	.844	.875	.905
70 and over	.715	.742	.775	.812	.851

IV.

To convert from single life to 50 percent joint and survivor:

Participant's	----------------------Contingent Annuitant's Age--------------------
Age	Under 55	55-59	60-64	65-69	70 and over

55-59.931		.942	.954	.966	.975
60-64.897		.912	.929	.945	.960
65-69.850		.869	.891	.913	.935
70 and over	.790	.812	.838	.866	.896

Table II

The following factors apply to benefits attributable to the

Berkshire Mutual Pension Plan

Amended & Restated as of

January 1, 2001

Actuarial Equivalent shall mean form of benefit differing in time period or manner of payment, that replaces another and has the same value, based on actuarial assumptions, as the benefit or amount it replaces. Actuarial Equivalencies shall be determined as follows:

(a)

For purposes of determining the lump sum value of any benefit payable, the rates under Metropolitan Life Insurance Company Group Annuity Contract No. 956 on the day before the January 1 preceding or coincident with the date selected for the payment of the benefit shall be used.  Such rates, without load and irrespective of the Participant’s sex shall reflect the insurance company’s Group 66 - population 78A male mortality table and the interest rates under the contract.  For a Participant eligible for retirement, such lump sum shall be valued as an immediate benefit.  In the event of termination of employment, the lump sum payable to a vested Participant shall be determined as a deferred benefit commencing at his Normal Retirement Date.  If such vested Participant had completed 10 years of Vesting Service as of the date of termination of employment, the lump sum value payable on or after his attainment of age 55 shall be determined as an immediate benefit as of the date selected for payment.

(b)

For purposes of determining the amount of any optional form of retirement income payable other than a lump sum distribution, an interest rate of eight percent (8%) per year, compounded annually, and mortality rates in accordance with UP84 shall be used.

Notwithstanding the foregoing, for purposes of determining the amount of the Single Life Annuity under Section 6.2, that portion of a Participant’s retirement income attributable to Subsection 3.8(D)(2) shall not be increased.

(c)

If any benefit is payable before a Participant’s Normal Retirement Date, the Participant’s Benefit will be reduced by 2/3 of one percent (1%) for each of the first 36 months and one third (1/3) of one percent (1%) for each of the next 84 months by which the commencement of benefits precedes the Participant’s Normal Retirement Date.

(d)

If any benefit determined as of or after a Participant’s Normal Retirement Date is payable at a later date, it shall be increased at the rate of eight percent (8%) per year, compounded annually, with respect to the period commencement is deferred, or, if greater, the benefit shall be Actuarially increased to reflect the period of deferral.

(e)

Effective on and after December 31, 2003, the amount of any lump sum payable with respect to a Benefit attributable to the Berkshire Plan shall be determined as the greater of the amount determined in accordance with the above provisions or the amount determined using the annual interest rate on 30-year Treasury securities as specified by the Commissioner in effect for the month of November preceding the Plan Year including the annuity starting date and by using the Applicable Mortality Table as defined in Section 7.3(C).